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                               John Hancock Funds

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                          [Institutional Series Trust]

          INDEPENDENCE BALANCED FUND
          INDEPENDENCE VALUE FUND
          INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II
          INDEPENDENCE GROWTH FUND
          INDEPENDENCE MEDIUM CAPITALIZATION FUND

                                 ANNUAL REPORT

                               February 28, 1997

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                               Table of Contents
                                                                          Page

1) Chairman's Message....................................................   3

2) Portfolio Manager Commentary

     These commentaries reflect the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

     John Hancock Independence Balanced Fund.............................   4

     John Hancock Independence Value Fund ...............................   8

     John Hancock Independence Diversified Core Equity Fund II ..........  12

     John Hancock Independence Growth Fund...............................  16

     John Hancock Independence Medium Capitalization Fund................  20

3) Financial Statements..................................................  24

4) Notes To Financial Statements.........................................  55

                                    TRUSTEES

                             Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                                Charles F. Fretz*
                              Harold R. Hiser, Jr.*
                                 Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                               Richard S. Scipione
                      Lt. Gen Norman H. Smith, USMC (Ret)*
                                 John P. Toolan*
                          * Members of Audit Committee

                                    OFFICERS

                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                           Second Vice President and
                               Compliance Officer

                                   CUSTODIAN

                         Investors Bank & Trust Company
                                89 South Street
                                Boston, MA 02111

                                 TRANSFER AGENT

                     John Hancock Signature Services, Inc.
                          1 John Hancock Way, Ste 1000
                             Boston, MA 02217-1000

                               INVESTMENT ADVISER

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                             INVESTMENT SUBADVISER

                    Independence Investment Associates, Inc.
                                53 State Street
                                Boston, MA 02109

                             PRINCIPAL DISTRIBUTOR

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                                 LEGAL COUNSEL

                               Hale and Dorr LLP
                                60 State Street
                                Boston, MA 02109

                              INDEPENDENT AUDITORS

                              Arthur Andersen LLP
                              225 Franklin Street
                                Boston, MA 02110

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                               CHAIRMAN'S MESSAGE
DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

     The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

     No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like later.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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                     BY JANE A. SHIGLEY AND JEFFREY B. SAEF
                       FOR THE PORTFOLIO MANAGEMENT TEAM

                                  John Hancock
                           Independence Balanced Fund

                       Stocks rally while bonds languish

   "...the Fund benefited from its holdings in some of the market leaders..."

For the year ended February 28, 1997, John Hancock Independence Balanced Fund posted a total return of 12.36% at net asset value, while the average balanced fund returned 14.41%, according to Lipper Analytical Services, Inc. During the same period, a 50/50 blended index combining the Standard & Poor's 500-Stock Index and the Lehman Brothers Government Corporate Bond Index (L.G.C.) returned 15.18%, as tracked by the Frank Russell Company. We believe that many balanced funds had a larger weighting in stocks -- which kept advancing during the year and performed much better than bonds -- than we did. That helps account for why the Fund lagged its peers. During the year, stocks made up between 43% to 50% of the Fund's investments, while bonds accounted for 50% to 57% of investments. Our decision to weight bonds more heavily then stocks was a function of our quantitative computer analysis, which takes into consideration numerous variables including economic factors, interest rates and stock and bond prices.

[Pie chart with the heading "Portfolio Diversification" at bottom of left hand column. The chart is divided into three sections. Going from left to right:
Stocks 45%, Bonds 51%, Short-Term Investments & Other 4%. A footnote below states "As a percentage of net assets on February 28, 1997."]

Big blue chips and financials speed ahead

The stock market's strong rally was dominated primarily by the largest companies in the S&P 500 Index, and the Fund benefited from its holdings in some of the market leaders, particularly during the past six months. Many of our financial stocks, including banks and credit card companies, also performed well. Bank of America, First Union and Chase Manhattan benefited from strengthening balance sheets, declining loan losses, and strong dividend and earnings growth. Meanwhile, strong consumer spending boosted the share prices of American Express and Dean Witter/Discover. And of course, Dean Witter/Discover got an added kick from its proposed merger with Morgan Stanley. Finally, pharmaceutical companies Merck and Bristol Meyers -- two large blue-chip companies -- also did well.

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 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

[Bar chart with the heading "Fund Performance" at top left hand column. A footnote below states "For the year ended February 28, 1997." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart are three solid bars. The first represents 12.36% total return for John Hancock Independence Balanced Fund. The second represents 14.41% total return for the Average balanced fund. The third represents 15.18% total return for the 50% S&P 500-Stock Index/50% L.G.C. Bond Index. A footnote below reads: "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services, Inc. The S&P 500-Stock Index and the Lehman Brothers Government/Corporate Bond Index are unmanaged indices commonly used as broad measures of stock and bond performance. The performance of these indices is tracked by the Frank Russell Company. See the following two pages for historical information.]

     Of course, there were disappointments. One was Xerox, which was one of our leaders in the first half of the period, but lagged the market in the second half. Despite its place among the largest of blue chips, the stock suffered on news of lower-than-expected earnings. Likewise, AT&T's stock price stumbled when it announced its own negative earnings surprise.

Fixed-income strategy

The higher-yielding sectors of the portfolio -- including our investments in asset-backed, mortgage-backed, and corporate securities -- were our best performers throughout the year. More recently, we've taken advantage of the strong performance of these holdings by selling some to lock in their gains. Throughout the year, these issues performed well as the yield spread -- which measures the difference in yield paid by bonds with various credit qualities
-- narrowed. Toward the end of the period, we felt that some asset-backed, mortgages and corporates no longer offered enough of a yield advantage over U.S. Treasuries to compensate for their added risk. At the end of February, our bond holdings were allocated as follows: government securities 58%; investment-grade corporate securities 31%; mortgage-backed securities 7% and asset-backed securities 4%.

Throughout the year, the fixed-income portion of the portfolio maintained a neutral duration of about 5 years. Duration measures how sensitive a bond's share price -- and therefore, a fund's share price -- is to changes in interest rates. We also continued to emphasize intermediate-term securities, based on the output from our fundamental and quantitative models.

"...we expect to keep our current mix of stocks and bonds...."

Outlook

From an economic standpoint, we think 1997 will bring more of what we saw in 1996 -- a slow, but steadily growing economy with little or no inflation. In our view, that scenario supports interest rates staying at current levels or perhaps rising slightly. With that in mind, we expect to keep our current mix of stocks and bonds. With stocks, we'll keep our focus on finding the best growth for the right price. And within the fixed-income portion of the Fund, we'll continue to emphasize the higher-yielding sectors such as mortgage and corporate securities and focus on intermediate-maturity securities.

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--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Independence Balanced Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended December 31, 1996
                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Balanced Fund                 10.39%   20.57%(1)

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                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996
                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Balanced Fund(2)              10.39%   13.47%(1)

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                                     YIELDS
--------------------------------------------------------------------------------

As of February 28, 1997
                                                            SEC 30-DAY
                                                               YIELD
                                                               -----
John Hancock Independence Balanced Fund                        3.68%

                              Notes to Performance

(1)  Commenced operations on July 6, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 8.95% and 10.96%, respectively.

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--------------------------------------------------------------------------------
                   WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Balanced Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in a blend of 50% in the Standard & Poor's 500 Stock Index and 50% in the Lehman Brothers Government/ Corporate Bond Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of a 50% blend of the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index and is equal to $322,756 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $310,167 as of February 28, 1997.]

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              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM
                                  John Hancock
                            Independence Value Fund

                  Stock market blasts ahead to set new record

"The Fund's best gains came from financial stocks."

     The stock market seems to know no bounds. Last spring, it climbed higher even as interest rates rose. It shrugged off a sizable decline in mid-summer, then took off again in the fall -- fueled by declining interest rates, moderate economic growth and low inflation. With the November election maintaining the status quo, and both parties staying focused on a balanced budget, the market went into overdrive. The Dow Jones Industrial Average broke 7000 in February, led by large company stocks with a history of above-average earnings growth. The energy, technology, financial and health-care sectors were top performers.

[Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) General Motors 3.1% 2) BankAmerica 2.6% 3) General Re 2.6% 4) Texas Utilities 2.5% 5) AT&T 2.4%. A footnote below reads: "As a percentage of net assets on February 28, 1997."]

     John Hancock Independence Value Fund profited from the market's strength, posting a total return of 21.36% at net asset value for the year ended February 28, 1997. This matched the average growth and income fund's return of 21.34%, according to Lipper Analytical Services, Inc. However, the Fund lagged the 24.56% return of the Russell 1000 Value Index. Higher stakes than the index in certain areas hampered our performance.

Financials drive performance

The Fund's best gains came from financial stocks. Both banks and insurance companies thrived on stable economic conditions and lower interest rates. BankAmerica, our second largest investment, posted a 48% return during the second half of the period. Its new management team, efforts to divest non-core businesses, strong presence in Southern California, and stock buy back plans also helped the stock. CIGNA, a multi-line insurance company that was among our top 10, also did well. It benefited from a turnaround in its property and casualty division, as well as growth in its health-care business.

     Other strong gainers included drug stocks like Bristol-Myers Squibb. A promising new cancer drug and strong sales in its hair coloring business sent the stock soaring. Its price went so high that in December we sold our stake. In the

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   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended February 28, 1997." The chart is scaled in increments of 10%, with 30% at top and 0% at bottom. Within the chart there are three solid bars.

The first represents the 21.36% total return for John Hancock Independence Value Fund.

The second represents the 21.34% total return for the Average growth and income fund.

The third represents the 24.56% total return for the Russell 1000 Value Index..

A footnote below states: "The total return for John Hancock Independence
Value Fund is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. The Russell 1000 Value Index is an unmanaged index comprised of stocks of companies from the Russell 1000 Index with a less than average growth orientation. See the following two pages for historical performance information."]

technology group, IBM posted a 26% return in the second half of the period. Strong sales growth in the company's mainframe, PC, and outsourcing services businesses helped, as did on-going cost cutting and stock buy back plans. Finally, United Technologies, one of our top 10 investments, gained 35% in the last six months, as sales picked up in its aircraft engine, air-conditioning and elevator divisions.

     There were, however, disappointments. U.S. auto stocks retreated as the weak yen put a dent in U.S. auto sales. Investors overreacted, pummeling stocks like General Motors (GM). We used the opportunity to add to our stake, making GM our largest investment by period end. Utilities stocks suffered because of uncertainties surrounding industry deregulation. Our largest utility investment -- Texas Utilities -- also faced concerns about a pending rate case. But we held on because of the company's good service territory and strong non-utilities businesses. Our biggest single disappointment was AT&T, which increased spending and cut prices to combat declining market share in its phone business. We expect the company's earnings prospects to improve once local access costs come down.

Outlook is positive

We're optimistic about the market's near-term prospects. Economic conditions seem ideal, and interest rates are stable. Moreover, we don't see any events looming that would trigger a downturn. But we're tempering our optimism with caution. The stock market has gained over 60% in just two years -- a pace it can't realistically keep up. And an interest-rate hike appears to be coming from the Federal Reserve. No matter what the market brings we'll stick with our strategy of buying stocks that we believe are cheap compared to their prospects. When reinsurance stocks fell out of favor last fall, for example, we bought General Re. It's one of the best managed reinsurance companies in the world, with strengths investors are just beginning to notice. We also rece ntly bought Revlon --a cost-conscious company which is bringing out great new products that are driving sales and earnings growth. We believe companies like these offer the best potential for the Fund and its shareholders.

"...we're tempering our optimism with caution."

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--------------------------------------------------------------------------------
                             A Look at Performance
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Independence Value Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended December 31, 1996
                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Value Fund                    20.66%   30.03%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996
                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Value Fund(2)                 20.66%   23.58%(1)

                              Notes to Performance

(1)  Commenced operations on October 2, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 14.20% and 8.17%, respectively.

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--------------------------------------------------------------------------------
                   WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Value Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in a blend of 50% in the Standard & Poor's 500 Stock Index and 50% in the Russell 1000 Value Index -- an unmanaged capitalization-weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock traded in the United States on the New York Stock Exchange. The securities in this index have less than average growth orientation.

[Line chart with the heading John Hancock Independence Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 1000 Value Index and is equal to $345,004 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Value Fund on October 2, 1995 and is equal to $341,384 as of February 28, 1997.]

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               BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM
                                  John Hancock
                  Independence Diversified Core Equity Fund II

                Bull market continues, but success is narrower,
                  as select large-company stocks lead the way

"Falling interest rates and industry consolidations were a boon to financial stocks..."

     The stock market continued its advance over the last 12 months amidst a near-perfect environment. The economy grew modestly, interest rates stayed relatively low, inflation remained at bay, consumer confidence was high and corporate profits were strong. One of the driving forces was the huge inflows of cash from mutual fund investors directed toward the larger capitalization companies like Coca-Cola, Procter & Gamble and Gillette. As the year progressed, the market's success became quite narrow, dominated by a handful of the largest growth companies whose stock prices rose to lofty heights. For the 12-month period ending February 28, 1997, the broad market, as measured by the Standard & Poor's 500-Stock Index returned 26.16%. In the same period, the Fund posted a total return of 22.63%, which compared favorably to the 21.34% return of the average growth and income fund, according to Lipper Analytical Services, Inc.

[Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) Intel 3.1% 2) Philip Morris 2.8% 3) AT&T 2.6% 4) United Technologies 2.6% 5) General Electric 2.6%. A footnote below reads: "As a percentage of net assets on February 28, 1997."]

Standouts and disappointments

In this market, the Fund benefited from its stakes in a number of the select large-capitalization stocks that led the way. They included the Fund's top holding, Intel, which rose along with the popularity of its newest generation chip, and other technology favorites IBM and Microsoft, which posted strong gains as PC sales have grown. Aerospace giants Boeing and United Technologies also performed well on the strength of a favorable time in the airplane replacement cycle. Falling interest rates and industry consolidations were a boon to financial stocks in the second half of the period, including banks such as NationsBank, which recently announced a merger with Boatmen's Bancshares.

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        John Hancock Funds - Institutional Series Trust -- Independence
                        Diversified Core Equity Fund II

[Bar chart with the heading "Fund Performance" at top left hand column. A footnote below states "For the year ended February 28, 1997." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 22.63% total return for John Hancock Independence Diversified Core Equity Fund II. The second represents the 21.34% total return for the Average growth and income fund. The third represents the 26.16% total return for the S&P 500-Stock Index. A footnote below states: "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See the following two pages for historical performance information."]

One disappointment among our largest holdings was AT&T. It suffered during the period from increased competition and delays in realizing the benefits of its major restructuring, but we remained convinced of its long-term strength.

Strategy and changes

The Fund's performance is driven, as always, by its unwavering, disciplined investment strategy. Through computer modeling and fundamental analysis, we strive to create a portfolio of stocks with a risk level comparable to that of the S&P, selecting companies whose stock is inexpensive and whose earnings prospects are improving. With such a run-up in large stocks during the period, their prices have become less compelling and recently we began paring some of our larger holdings to invest in places where we've started to find better value. For example, we cut back slightly on our stakes in Boeing, Eastman Kodak, IBM and NationsBank and used those profits to buy stocks such as BankAmerica, another bank that continues to do well but whose stock is more attractively priced.

     During the period, we gradually changed our emphasis within the financial area, lessening our focus on banks and increasing our stake in insurance companies such as General Re and financial companies. Their earnings momentum and stock prices became more attractive than many banks after banks' strong performance during the year. Likewise, we shifted focus within the chemical sector toward the smaller, specialty companies such as Hercules and Monsanto.

Outlook

We're taking a cautious approach to the stock market this year, because after two years of lofty returns stock prices appear high by many valuation methods. What's more, history has shown that after two strong years, the market could be in for a rougher time in 1997. And even though many economic factors are favorable, this good news has largely been factored into the market, making it more vulnerable to any shifts. That means that if the economy starts to move either faster or slower than its 2% growth path, it could give the market pause while investors contemplate either rising inflatio n prospects or softening corporate profits. In any case, we will stick to our investment discipline, buying stocks that are inexpensive and whose prospects are improving. We believe it's a good way to both manage the Fund's risk level and provide the best opportunity for growth.

"...we will stick to our investment discipline..."

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================================================================================

--------------------------------------------------------------------------------
                             A Look at Performance
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Independence Diversified Core Equity Fund II. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Diversified Core
  Equity Fund II                                        20.08%    50.10%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Diversified Core
  Equity Fund II                                        20.08%    25.62%(1,2)

                              Notes to Performance

(1)  Commenced operations on March 10, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the Fund since inception period would have been 25.41%.

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================================================================================

--------------------------------------------------------------------------------
                   WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Diversified Core Equity Fund II would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $424,827 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $400,012 as of February 28, 1997.]

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================================================================================

              BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM
                                  John Hancock
                            Independence Growth Fund

                       Large company stocks lead market's
                           charge into new territory

"...we looked for stocks whose prices were inexpensive compared to their prospects."

Fueled by falling interest rates, moderate economic growth, and low inflation, the stock market continued to climb throughout 1996 and into early 1997. The market's momentum was not lost on investors, who poured more than $400,000 a minute into stock mutual funds -- a total of $220 billion for 1996. To keep pace with the market, fund managers had to invest new assets quickly. Many flocked to large, growth company stocks, which offer both liquidity and steady earnings growth. Prices on these mega-stocks went so high that just 25 accounted for nearly half of the Standard & Poor's 500-Stock Index's 26.16% gain in 1996. Top-performing sectors included energy, technology, financials and healthcare.

[Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) Intel 4.8% 2) Johnson & Johnson 4.6%
3) Coca-Cola 4.1% 4) General Electric 3.5% 5) United Technologies 3.4%. A footnote below reads: "As a percentage of net assets on February 28, 1997."]

     In this environment, John Hancock Independence Growth Fund delivered a total return of 24.19% at net asset value for the year ended February 28, 1997. This was well ahead of the 18.22% return of the average growth fund over the same period, according to Lipper Analytical Services. The Fund's return also matched the 24.36% return of its benchmark, the Russell 1000 Growth Index. Good stock selection and a bias toward large company names account for the Fund's strong results.

Technology and drug stocks boost returns

As always, we looked for stocks whose prices were inexpensive compared to their prospects. We found ones that met this criterion in the technology sector, where we focused on companies like Intel and Analog Devices that have proprietary products. Intel, the Fund's largest investment, returned 134% for the year. But its price still seemed reasonable, given its growing market share, strong sales and earnings momentum. We also liked companies with PC exposure because of consolidation and growth in this end of the industry. IBM returned 26% in the second half, thanks to growth in its PC business, as well as in its mainframe and outsourcing

================================================================================

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended February 28, 1997." The chart is scaled in increments of 5%, with 25% at top and 0% at bottom. Within the chart there are three solid bars. The first represents the 24.19% total return for John Hancock Independence Growth Fund. The second represents the 18.22% total return for the Average growth fund. The third represents the 24.36% total return for the Russell 1000 Growth Index. A footnote below states: "The total return for John Hancock Independence Growth Fund is at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. The Russell 1000 Growth Index is an unmanaged index comprised of stocks with a greater than average growth orientation. It is comprised of securities of the largest 1000 public companies in the United States equity markets. See the following two pages for historical performance information."]

services divisions. The company's on-going cost cutting and stock buy back programs also helped.

     Drug stocks -- many of which are large companies -- benefited from improved pricing flexibility and strong new product flow. Among our top investments in this area were Johnson & Johnson, Merck and Abbott Laboratories. Another big gainer, however, was Bristol-Myers Squibb, which soared 50% between August and February on news of a promising new cancer drug as well as strong sales in its hair coloring business.

     Certain individual stocks also posted strong gains. They included United Technologies -- one of our top 10 investments -- which saw sales pick up in its aircraft engine, elevator, and air-conditioning divisions. General Electric, another large holding, again posted handsome returns thanks to its strong global presence, experienced management team, hefty cash flow and a stock buy-back program. Finally, Fruit of the Loom's efforts to cut costs, lower inventories, pay down debt and grow sales boosted its share price by 47% in the second half.

     In contrast to these stellar performers were stocks like AT&T that failed to keep pace with the market. Throughout the year, the company's phone business battled declining market share. But we held on, expecting earnings to improve once local access costs come down. PepsiCo's earnings slowed due to weakness in its Latin American and restaurant operations. We decided to take profits before further erosion occurred.

Stick to strategy

We remain optimistic about the market's prospects, although our optimism is tinged with realism. Economic conditions are ideal, and it would take a major change -- which we don't anticipate -- to spark a downturn. But we also recognize that bull markets don't go on forever. We plan to stick to our strategy of owning cheap stocks with improving prospects, regardless of what happens. And we're still finding plenty of opportunities. In January, we added General Re, which is probably the best reinsurer worldwide, and Coca-Cola, which continues to deliver good sales and earnings growth. Even more recently, we bought Microsoft, which is benefiting from strong PC growth and good cost controls. We believe stocks like these will continue to reward Fund shareholders over the long term.

"...our optimism is tinged with realism."

================================================================================

--------------------------------------------------------------------------------
                              A Look at Performance
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Independence Growth Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                             CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Growth Fund                   20.52%    26.37%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Growth Fund(2)                20.52%    20.77%(1)

                              Notes to Performance

(1)  Commenced operations on October 2, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.95% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 12.72% and 2.95%, respectively.

================================================================================

--------------------------------------------------------------------------------
                   WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Growth Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index -- an unmanaged capitalization-weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock traded in the United States on the New York Stock Exchange. The securities in this index have less than average growth orientation.

[Line chart with the heading John Hancock Independence Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Russell 1000 Growth Index and is equal to $342,045 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Growth Fund on October 2, 1995 and is equal to $341,340 as of February 28, 1997.]

================================================================================

               BY DAVID CANAVAN FOR THE PORTFOLIO MANAGEMENT TEAM
                                  John Hancock
                               Independence Medium
                               Capitalization Fund

         Small and mid-sized stocks advance, despite bumps in the road

"...several of our holdings profited from the merger trend."

Medium- and small-company stocks advanced over the past year, boosted by a combination of decent domestic economic growth, low inflation, relatively steady interest rates and good earnings. That's not to say their rise went uninterrupted. The year got off to a good enough start when these stocks were heavily favored by investors. But beginning in the summer, the market began to worry that inflation would accelerate, and then a number of high-profile companies surprised investors with lower-than-expected second quarter earnings. That set off a "flight to safety," with investors gravitating toward large, blue chip company stocks whose earnings track record was perceived to be a lot more reliable. The shift toward large-company stocks forced many small- and mid-sized company stocks lower in the summer. Even though they resumed their advance in the fall and maintained it for the remainder of the period, their returns were somewhat overshadowed by the performance of bigger, blue-chip company stocks.

[Chart with heading "Top Five Common Stock Holdings" at bottom of left hand column. The chart lists five holdings: 1) CIGNA 2.6% 2) Marsh & McLennan 2.2% 3) Dean Witter Discover 2.1% 4) General Re 1.9% 5) Entergy Corp. 1.7%. A footnote below reads: "As a percentage of net assets on February 28, 1997."]

Performance overview

For the year ended February 28, 1997, John Hancock Independence Medium Capitalization Fund had a total return of 17.19% at net asset value. For the same period, the average medium capitalization fund returned 12.64%, according to Lipper Analytical Services, Inc. and the Callan Medium Capitalization Index returned 18.93%.

     The primary reason for the Fund's outperformance compared to its peers was our individual security selection. We emphasize stocks that combine cheapness with improving fundamentals. In our view, these stocks will provide superior returns over the long term. Our recent success had to do with both finding those stocks that fit those criteria, and avoiding more expensive stocks with deteriorating business prospects.

================================================================================

        John Hancock Funds - Institutional Series Trust -- Independence
                           Medium Capitalization Fund

[Bar chart with the header "Fund Performance" at top left hand column. A footnote below states: "For the year ended February 28, 1997." The chart is scaled in increments of 5%, with 20% at top and 0% at bottom. Within the chart there are three solid bars. The first represents the 17.19% total return for John Hancock Independence Medium Capitalization Fund. The second represents the 12.64% total return for the Average mid-cap fund. The third represents the 18.93% total return for the Callan Medium Capitalization Index. A footnote below states: "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average medium capitalization fund is tracked by Lipper Analytical Services, Inc. The Callan Medium Capitalization Index is an unmanaged index commonly used as a broad measure of performance of the stock of companies with market capitalizations of $1 billion to $5 billion. See the following two pages for historical performance information.]

Leaders

Some of our best performers were in the financial sector, namely banks, brokerage concerns and insurance companies. The stocks of Barnett Banks, Northern Trust and Bank of Boston shot higher thanks to continuing consolidation in the banking industry and steady earnings growth. Balance sheets strengthened, loan losses dwindled and dividends and earnings grew. Meanwhile, brokerage firms -- including Dean Witter/ Discover -- rode the rising stock market to a boom of their own. And of course, the company's proposed merger with Morgan Stanley was an added boost to Dean Witter's stock price. The insurance companies improved their profitability through better pricing of their products, cost-cutting and consolidation. That helps to explain why insurance company CIGNA did so well.

     The past 12 months were a blockbuster year for mergers and acquisitions, and several of our holdings profited from the merger trend. CSX's takeover of Conrail and British Telecom's acquisition of MCI sent the price of our Conrail and MCI holdings soaring. So we took profits and sold both. It's not that we single out companies that are ripe for takeover. It's just that in many cases acquiring companies share our investment criteria. That is, we both want to find companies with improving fundamentals that can be purchased at an attractive price.

Technology: mixed bag

Our technology holdings turned in a mixed performance over the past year. The winners included Parametric Technology, a world leader in providing computer-aided design, manufacturing and engineering software and Adobe, the leading provider of desktop publishing software. Both rebounded handsomely from a midsummer technology sell-off. Others didn't. For example, Komag, Inc., which manufactures components for hard disk drives, was plagued by production delays, a problem the company has recently rectified.

Outlook

Our view is that the backdrop should remain favorable for stocks. We don't see any signs that economic growth will accelerate to such a level that it would force inflation, and therefore interest rates, significantly higher. While investors continue to favor the larger- over the smaller- and medium-company stocks, we believe that could change. Slow economic growth often favors faster-growing small- and medium-sized companies. Whatever the environment, we'll remain focused on finding stocks that offer the best growth for the right price.

"...we'll remain focused on finding stocks that offer the best growth for the right price."

================================================================================

--------------------------------------------------------------------------------
                             A Look at Performance
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Independence Medium Capitalization Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Medium
  Capitalization Fund                                   17.10%    22.66%(1)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                         ONE     LIFE OF
                                                         YEAR      FUND
                                                         ----      ----
John Hancock Independence Medium
  Capitalization Fund(2)                                17.10%    17.91%(1)

                              Notes to Performance

(1)  Commenced operations on October 2, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 15.65% and 14.75%, respectively.

================================================================================

--------------------------------------------------------------------------------
                   WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Callan Medium Capitalization Index -- an unmanaged index that covers 25% of the Callan Broad Market Index, with companies that range from approximately $1 billion to $5 billion in capitalization.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Callan Medium Capitalization Index and is equal to $321,419 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $321,264 as of February 28, 1997.]

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

                                                                                         INDEPENDENCE   INDEPENDENCE
                                                                                         BALANCED FUND   VALUE FUND
                                                                                         -------------   ----------
Assets:
  Investments at value - Note C:
    Common stocks (cost - $5,089,964 and $1,140,220, respectively) ...................    $ 5,826,943    $1,307,794
    Corporate bonds (cost - $2,404,078 and none, respectively) .......................      2,404,116          --
    U.S. government and agencies securities (cost - $4,444,028 and none, respectively)      4,392,027          --
    Short-term investments (cost - $487,000 and $20,000, respectively) ...............        487,000        20,000
    Corporate savings account ........................................................          6,395            99
                                                                                          -----------    ----------
                                                                                           13,116,481     1,327,893
  Receivable for shares sold .........................................................          2,377         2,054
  Dividends receivable ...............................................................         14,238         4,392
  Interest receivable ................................................................        110,936            78
  Other assets .......................................................................            203          --
  Deferred organization expenses - Note A ............................................          6,275         6,268
                                                                                          -----------    ----------
                                    Total Assets .....................................     13,250,510     1,340,685
                                    -------------------------------------------------------------------------------
Liabilities:
  Payable for shares repurchased .....................................................            533          --
  Payable for investments purchased ..................................................        126,742          --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B .....................          6,499        12,491
  Accounts payable and accrued expenses ..............................................         24,053         4,876
                                                                                          -----------    ----------
                                    Total Liabilities ................................        157,827        17,367
                                    -------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ....................................................................     12,203,544     1,127,475
  Accumulated net realized gain on investments .......................................        127,298        24,151
  Net unrealized appreciation of investments .........................................        685,016       167,574
  Undistributed net investment income ................................................         76,825         4,118
                                                                                          -----------    ----------
                                    Net Assets .......................................    $13,092,683    $1,323,318
                                    ===============================================================================
Net Asset Value Per Share:
  (based on 1,316,609 and 121,599 shares, respectively, of beneficial interest
  outstanding - unlimited number of shares authorized with no par value) .............    $      9.94    $    10.88
=======================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 1997. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

                                                                                                                       INDEPENDENCE
                                                                                         INDEPENDENCE                     MEDIUM
                                                                                       DIVERSIFIED CORE  INDEPENDENCE CAPITALIZATION
                                                                                         EQUITY FUND II  GROWTH FUND       FUND
                                                                                          ------------    ----------    ----------
Assets:
      Investments at value - Note C:
        Common stocks (cost - $264,036,719, $729,381 and $4,419,823, respectively) ...    $317,643,275    $  864,920    $5,145,508
        Short-term investments (cost - $8,757,000, $24,000 and $103,000 respectively)        8,757,000        24,000       103,000
        Corporate savings account ....................................................          14,921         1,865           582
                                                                                          ------------    ----------    ----------
                                                                                           326,415,196       890,785     5,249,090
        Receivable for investments sold ..............................................      11,374,982          --            --
        Dividends receivable .........................................................         820,776         1,067        10,884
        Foreign tax receivable .......................................................           1,500          --            --
        Interest receivable ..........................................................           2,206             6            44
        Receivable from John Hancock Advisers, Inc. - Note B .........................            --           1,869        19,312
        Other assets .................................................................           6,712          --             137
        Deferred organization expenses - Note A ......................................           5,733         6,268         6,268
                                                                                          ------------    ----------    ----------
                                        Total Assets .................................     338,627,105       899,995     5,285,735
                                        ------------------------------------------------------------------------------------------
Liabilities:
        Payable for shares repurchased ...............................................          73,753          --           8,155
        Payable for investments purchased ............................................      18,296,832          --            --
        Payable to John Hancock Advisers, Inc. and affiliates - Note B ...............         146,744          --            --
        Accounts payable and accrued expenses ........................................          81,137        16,710        37,704
                                                                                          ------------    ----------    ----------
                                        Total Liabilities ............................      18,598,466        16,710        45,859
                                        ------------------------------------------------------------------------------------------
Net Assets:
        Capital paid-in ..............................................................     255,242,856       697,981     4,413,500
        Accumulated net realized gain on investments and foreign currency transactions      10,411,753        49,199        91,344
        Net unrealized appreciation of investments ...................................      53,606,566       135,539       725,685
        Undistributed net investment income ..........................................         767,464           566         9,347
                                                                                          ------------    ----------    ----------
                                        Net Assets ...................................    $320,028,639    $  883,285     5,239,876
                                        ==========================================================================================
Net Asset Value Per Share:
    (based on 25,073,644, 80,246 and 501,260 shares, respectively, of beneficial
    interest outstanding - unlimited number of shares authorized with no par value) ..    $      12.76    $    11.01    $    10.45
==================================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1997
--------------------------------------------------------------------------------

                                                                                           INDEPENDENCE   INDEPENDENCE
                                                                                           BALANCED FUND   VALUE FUND
                                                                                           -------------   ----------
Investment Income:
  Interest .............................................................................    $   301,177     $   1,067
  Dividends (net of foreign withholding tax of $145 and $174, respectively) ............         81,711        28,954
                                                                                            -----------     ---------
                                                                                                382,888        30,021
                                                                                            -----------     ---------
  Expenses:
    Investment management fee - Note B .................................................         55,136         7,488
    Registration and filing fees .......................................................         25,005        19,124
    Custodian fee ......................................................................         16,001         9,121
    Printing ...........................................................................         11,875         9,775
    Auditing fee .......................................................................         11,500        11,500
    Transfer agent fee - Note B ........................................................          3,938           468
    Organization expense - Note A ......................................................          1,872         1,748
    Financial services fee - Note B ....................................................          1,477           176
    Trustees' fees .....................................................................            881            50
    Legal fees .........................................................................            826           307
    Miscellaneous ......................................................................            289            34
                                                                                            -----------     ---------
                                    Total Expenses .....................................        128,800        59,791
                                    Less Expense Reductions - Note B ...................        (57,912)      (50,898)
                                                                                            -----------     ---------
                                    Net Expenses .......................................         70,888         8,893
                                    ---------------------------------------------------------------------------------
                                    Net Investment Income ..............................        312,000        21,128
                                    ---------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ................................................        191,257        60,494
  Change in net unrealized appreciation/depreciation of investments ....................        514,502       109,991
                                                                                            -----------     ---------
                                    Net Realized and Unrealized Gain on Investments ....        705,759       170,485
                                    ---------------------------------------------------------------------------------
                                    Net Increase in Net Assets Resulting from Operations    $ 1,017,759     $ 191,613
                                    =================================================================================

The STATEMENT OF OPERATIONS summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1997
--------------------------------------------------------------------------------

                                                                                                    INDEPENDENCE
                                                                                                   DIVERSIFIED CORE INDEPENDENCE
                                                                                                    EQUITY FUND II   GROWTH FUND
                                                                                                    --------------   -----------
Investment Income:
  Dividends (net of foreign withholding tax of $16,071 and $28, respectively) ...................... $  5,731,945   $   9,402
  Interest .........................................................................................      208,338         502
                                                                                                     ------------   ---------
                                                                                                        5,940,283       9,904
                                                                                                     ------------   ---------
  Expenses:
    Investment management fee - Note B .............................................................    1,280,296       5,514
    Transfer agent fee - Note B ....................................................................      128,030         345
    Custodian fee ..................................................................................      105,410       9,271
    Registration and filing fees ...................................................................       79,437      14,314
    Financial services fee - Note B ................................................................       48,011         129
    Trustees' fees .................................................................................       27,798          50
    Printing .......................................................................................       14,369      10,148
    Auditing fee ...................................................................................       11,500      11,500
    Legal fees .....................................................................................        8,134         304
    Miscellaneous ..................................................................................        6,118          28
    Organization expense - Note A ..................................................................        1,898       1,748
                                                                                                     ------------   ---------
                   Total Expenses ..................................................................    1,711,001      53,351
                   Less Expense Reductions - Note B ................................................         --       (46,803)
                                                                                                     ------------   ---------
                   Net Expenses ....................................................................    1,711,001       6,548
                   ----------------------------------------------------------------------------------------------------------
                   Net Investment Income ...........................................................    4,229,282       3,356
                   ----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
  Net realized gain on investments sold ............................................................   19,375,879      82,811
  Net realized loss on foreign currency transactions ...............................................          (36)       --
  Change in net unrealized appreciation/depreciation of investments ................................   31,355,986      90,749
                                                                                                     ------------   ---------
                   Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions   50,731,829     173,560
                   ----------------------------------------------------------------------------------------------------------
                   Net Increase in Net Assets Resulting from Operations ............................ $ 54,961,111   $ 176,916
                   ==========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1997
--------------------------------------------------------------------------------

                                                                   INDEPENDENCE
                                                                      MEDIUM
                                                                  CAPITALIZATION
                                                                       FUND
                                                                  --------------
Investment Income:
   Dividends (net of foreign withholding tax of $122) .............. $ 91,150
   Interest ........................................................    7,650
                                                                     --------
                                                                       98,800
                                                                     --------
   Expenses:
     Investment management fee - Note B ............................   35,010
     Registration and filing fees ..................................   43,803
     Custodian fee .................................................   11,656
     Auditing fee ..................................................   11,500
     Printing ......................................................   10,569
     Transfer agent fee - Note B ...................................    2,188
     Organization expense - Note A .................................    1,748
     Financial services fee - Note B ...............................      820
     Legal fees ....................................................      457
     Trustees' fees ................................................      385
     Miscellaneous .................................................       97
                                                                     --------
           Total Expenses ..........................................  118,233
           Less Expense Reductions - Note B ........................  (74,463)
                                                                     --------
           Net Expenses ............................................   43,770
           ------------------------------------------------------------------
           Net Investment Income ...................................   55,030
           ------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
   Net realized gain on investments sold ...........................  225,644
   Change in net unrealized appreciation/depreciation of investments  433,951
                                                                     --------
           Net Realized and Unrealized Gain on Investments .........  659,595
           ------------------------------------------------------------------
           Net Increase in Net Assets Resulting from Operations .... $714,625
           ==================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               INDEPENDENCE                INDEPENDENCE
                                                                               BALANCED FUND                VALUE FUND
                                                                         --------------------------   -----------------------
                                                                         PERIOD ENDED   YEAR ENDED   PERIOD ENDED  YEAR ENDED
                                                                         FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 29,  FEBRUARY 28,
                                                                            1996+          1997         1996+        1997
                                                                         -----------   ------------   ---------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...............................................  $    67,293   $    312,000   $   6,524   $    21,128
  Net realized gain on investments sold ...............................       20,423        191,257       3,145        60,494
  Change in net unrealized appreciation/depreciation of investments ...      170,514        514,502      57,583       109,991
                                                                         -----------   ------------   ---------   -----------
    Net Increase in Net Assets from Operations ........................      258,230      1,017,759      67,252       191,613
                                                                         -----------   ------------   ---------   -----------
Distributions to Shareholders: *
  Dividends from net investment income ................................      (38,521)      (264,635)     (5,254)      (18,692)
  Distributions from net realized gain on investments sold ............         --          (84,382)       --         (39,488)
                                                                         -----------   ------------   ---------   -----------
    Total Distributions to Shareholders ...............................      (38,521)      (349,017)     (5,254)      (58,180)
                                                                         -----------   ------------   ---------   -----------
From Fund Share Transactions: **
  Shares sold .........................................................    5,415,754      9,549,116     615,732       514,840
  Shares issued to shareholders in reinvestment of distributions ......       38,522        348,838       5,254        58,180
                                                                         -----------   ------------   ---------   -----------
                                                                           5,454,276      9,897,954     620,986       573,020
  Less shares repurchased .............................................     (519,051)    (2,628,947)     (1,081)      (65,038)
                                                                         -----------   ------------   ---------   -----------
    Net Increase ......................................................    4,935,225      7,269,007     619,905       507,982
                                                                         -----------   ------------   ---------   -----------
Net Assets:
  Beginning of period .................................................         --        5,154,934        --         681,903
                                                                         -----------   ------------   ---------   -----------
  End of period (including undistributed net investment income
      of $28,772; $76,825; $1,270 and $4,118, respectively) ...........  $ 5,154,934   $ 13,092,683   $ 681,903   $ 1,323,318
                                                                         ===========   ============   =========   ===========
* Distributions to Shareholders
  Per share dividends from net investment income ......................  $    0.1300   $     0.3399   $  0.0893   $    0.1878
                                                                         -----------   ------------   ---------   -----------
  Per share distributions from net realized gain on investments sold ..         --     $     0.0831        --     $    0.3968
                                                                         -----------   ------------   ---------   -----------
** Analysis of Fund Share Transactions:
  Shares sold .........................................................      609,416        996,538      71,507        50,457
  Shares issued to shareholders in reinvestment of distributions ......        4,250         36,803         585         5,605
                                                                         -----------   ------------   ---------   -----------
                                                                             613,666      1,033,341      72,092        56,062
  Less shares repurchased .............................................      (56,371)      (274,027)       (120)       (6,435)
                                                                         -----------   ------------   ---------   -----------
    Net Increase ......................................................      557,295        759,314      71,972        49,627
                                                                         ===========   ============   =========   ===========

+ Independence Balanced Fund and Independence Value Fund commenced operations on
  July 6, 1995 and October 2, 1995, respectively.

The STATEMENT OF CHANGES IN NET ASSETS shows how the value of each Fund's net assets has changed since the commencement of operations. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shar eholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and redeemed during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          INDEPENDENCE DIVERSIFIED CORE      INDEPENDENCE
                                                                                 EQUITY FUND II               GROWTH FUND
                                                                           ----------------------------   ---------------------
                                                                           PERIOD ENDED    YEAR ENDED  PERIOD ENDED  YEAR ENDED
                                                                           FEBRUARY 29,   FEBRUARY 28, FEBRUARY 29, FEBRUARY 28,
                                                                              1996+           1997          1996+        1997
                                                                           ------------   -------------   ---------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .................................................  $  2,020,577   $   4,229,282   $   1,937   $   3,356
  Net realized gain on investments sold and foreign currency transactions     1,499,534      19,375,843       2,701      82,811
  Change in net unrealized appreciation/depreciation of investments .....    22,250,580      31,355,986      44,790      90,749
                                                                           ------------   -------------   ---------   ---------
    Net Increase in Net Assets from Operations ..........................    25,770,691      54,961,111      49,428     176,916
                                                                           ------------   -------------   ---------   ---------
Distributions to Shareholders: *
  Dividends from net investment income ..................................    (1,434,011)     (4,049,756)     (1,937)     (3,202)
  Distributions from net realized gain on investments sold
    and foreign currency transactions ...................................      (140,945)    (10,321,883)     (1,123)    (35,190)
                                                                           ------------   -------------   ---------   ---------
    Total Distributions to Shareholders .................................    (1,574,956)    (14,371,639)     (3,060)    (38,392)
                                                                           ------------   -------------   ---------   ---------
From Fund Share Transactions: **
  Shares sold ...........................................................   174,862,644     129,325,966     500,075     197,312
  Shares issued to shareholders in reinvestment of distributions ........     1,574,424      14,371,926       3,060      38,392
                                                                           ------------   -------------   ---------   ---------
                                                                            176,437,068     143,697,892     503,135     235,704
  Less shares repurchased ...............................................   (11,954,213)    (52,937,315)        (76)    (40,370)
                                                                           ------------   -------------   ---------   ---------
    Net Increase ........................................................   164,482,855      90,760,577     503,059     195,334
                                                                           ------------   -------------   ---------   ---------
Net Assets:
  Beginning of period ...................................................          --       188,678,590        --       549,427
                                                                           ------------   -------------   ---------   ---------
  End of period (including undistributed net investment income
      of $587,398; $767,464; none and $566, respectively) ...............  $188,678,590   $ 320,028,639   $ 549,427   $ 883,285
                                                                           ============   =============   =========   =========
* Distributions to Shareholders
  Per share dividends from net investment income ........................  $     0.1113   $      0.1937   $  0.0329   $  0.0407
                                                                           ------------   -------------   ---------   ---------
  Per share distributions from net realized gain on investments sold
    and foreign currency transactions ...................................  $     0.0090   $      0.4361   $  0.0191   $  0.4478
                                                                           ------------   -------------   ---------   ---------
** Analysis of Fund Share Transactions:
  Shares sold ...........................................................    18,245,546      11,159,217      58,832      21,181
  Shares issued to shareholders in reinvestment of distributions ........       153,808       1,201,115         348       3,764
                                                                           ------------   -------------   ---------   ---------
                                                                             18,399,354      12,360,332      59,180      24,945
  Less shares repurchased ...............................................    (1,184,950)     (4,501,092)         (8)     (3,871)
                                                                           ------------   -------------   ---------   ---------
    Net Increase ........................................................    17,214,404       7,859,240      59,172      21,074
                                                                           ============   =============   =========   =========

+ Independence Diversified Core Equity Fund II and Independence Growth Fund commenced operations on March 10, 1995 and October 2, 1995, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             INDEPENDENCE MEDIUM
                                                                             CAPITALIZATION FUND
                                                                          -------------------------
                                                                          PERIOD ENDED  YEAR ENDED
                                                                          FEBRUARY 29,  FEBRUARY 28,
                                                                              1996+         1997
                                                                          -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ................................................  $    22,280   $    55,030
  Net realized gain (loss) on investments sold .........................       (4,647)      225,644
  Change in net unrealized appreciation/depreciation of investments ....      291,734       433,951
                                                                          -----------   -----------
    Net Increase in Net Assets from Operations .........................      309,367       714,625
                                                                          -----------   -----------
Distributions to Shareholders: *
  Dividends from net investment income .................................      (13,013)      (55,362)
  Distributions from net realized gain on investments sold .............         --        (129,653)
                                                                          -----------   -----------
    Total Distributions to Shareholders ................................      (13,013)     (185,015)
                                                                          -----------   -----------
From Fund Share Transactions: **
  Shares sold ..........................................................    3,855,325     1,356,381
  Shares issued to shareholders in reinvestment of distributions .......       13,012       185,014
                                                                          -----------   -----------
                                                                            3,868,337     1,541,395
  Less shares repurchased ..............................................     (241,783)     (754,037)
                                                                          -----------   -----------
    Net Increase .......................................................    3,626,554       787,358
                                                                          -----------   -----------
Net Assets:
  Beginning of period ..................................................         --       3,922,908
                                                                          -----------   -----------
  End of period (including undistributed net investment income of $9,267
    and $9,347, respectively) ..........................................  $ 3,922,908   $ 5,239,876
                                                                          ===========   ===========
* Distributions to Shareholders
  Per share dividends from net investment income .......................  $    0.0333   $    0.1247
                                                                          -----------   -----------
  Per share distributions from net realized gain on investments sold ...         --     $    0.2919
                                                                          -----------   -----------
** Analysis of Fund Share Transactions:
  Shares sold ..........................................................      448,130       137,397
  Shares issued to shareholders in reinvestment of distributions .......        1,480        18,576
                                                                          -----------   -----------
                                                                              449,610       155,973
  Less shares repurchased ..............................................      (27,231)      (77,092)
                                                                          -----------   -----------
    Net Increase .......................................................      422,379        78,881
                                                                          ===========   ===========

+ Independence Medium Capitalization Fund commenced operations on October 2,
  1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD JULY 6, 1995
                                                                         (COMMENCEMENT OF OPERATIONS)    YEAR ENDED
                                                                              TO FEBRUARY 29, 1996   FEBRUARY 28, 1997
                                                                              --------------------   -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................................  $  8.50(a)           $   9.25
                                                                                -------              --------
  Net Investment Income (g) ..................................................     0.25                  0.38
  Net Realized and Unrealized Gain on Investments ............................     0.63                  0.73
                                                                                -------              --------
        Total from Investment Operations .....................................     0.88                  1.11
                                                                                -------              --------
  Less Distributions:
    Dividends from Net Investment Income .....................................    (0.13)                (0.34)
    Distributions from Net Realized Gain on Investments Sold .................     --                   (0.08)
                                                                                -------              --------
        Total Distributions ..................................................    (0.13)                (0.42)
                                                                                -------              --------
  Net Asset Value, End of Period .............................................  $  9.25              $   9.94
                                                                                =======              ========
  Total Investment Return at Net Asset Value (e) .............................    10.42%(c)             12.36%
  Total Adjusted Investment Return at Net Asset Value (b) (e) ................     7.36%(c)             11.62%

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ..................................  $ 5,155              $ 13,093
  Ratio of Expenses to Average Net Assets ....................................     0.90%*                0.90%
  Ratio of Adjusted Expenses to Average Net Assets (b) (d) ...................     5.58%*                1.64%
  Ratio of Net Investment Income to Average Net Assets .......................     3.96%*                3.96%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (b) (d)    (0.72%)*               3.22%
  Portfolio Turnover Rate ....................................................       31%                  149%
  Fee Reduction Per Share (g) ................................................  $  0.29              $   0.07
  Average Brokerage Commission Rate (f) ......................................      N/A              $ 0.0276

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g)  On average month end shares outstanding.

The FINANCIAL HIGHLIGHTS summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                           FOR THE PERIOD OCTOBER 2, 1995
                                                            (COMMENCEMENT OF OPERATIONS)    YEAR ENDED
                                                                 TO FEBRUARY 29, 1996   FEBRUARY 28, 1997
                                                                 --------------------   -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................  $   8.50(a)          $   9.47
                                                                       --------             --------
  Net Investment Income (g) .........................................      0.10                 0.23
  Net Realized and Unrealized Gain on Investments ...................      0.96                 1.77
                                                                       --------             --------
        Total from Investment Operations ............................      1.06                 2.00
                                                                       --------             --------
  Less Distributions:
    Dividends from Net Investment Income ............................     (0.09)               (0.19)
    Distributions from Net Realized Gain on Investments Sold ........      --                  (0.40)
                                                                       --------             --------
        Total Distributions .........................................     (0.09)               (0.59)
                                                                       --------             --------
  Net Asset Value, End of Period ....................................  $   9.47             $  10.88
                                                                       ========             ========
  Total Investment Return at Net Asset Value (e) ....................     12.52%(c)            21.36%
  Total Adjusted Investment Return at Net Asset Value (b) (e) .......     (1.18%)(c)           15.92%

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .........................  $    682             $  1,323
  Ratio of Expenses to Average Net Assets ...........................      0.95%*               0.95%
  Ratio of Adjusted Expenses to Average Net Assets (b) (d) ..........     34.06%*               6.39%
  Ratio of Net Investment Income to Average Net Assets ..............      2.81%*               2.26%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (b) (d)    (30.30%)*             (3.18%)
  Portfolio Turnover Rate ...........................................        12%                  66%
  Fee Reduction Per Share (g) .......................................  $   1.22             $   0.55
  Average Brokerage Commission Rate (f) .............................       N/A             $ 0.0233

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g)  On average month end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Diversified
                               Core Equity Fund II

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD MARCH 10, 1995
                                                                        (COMMENCEMENT OF OPERATIONS)   YEAR ENDED
                                                                            TO FEBRUARY 29, 1996   FEBRUARY 28, 1997
                                                                            --------------------   -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................................   $    8.50(a)         $   10.96
                                                                                  ---------            ---------
  Net Investment Income (g) ...................................................        0.20                 0.20
  Net Realized and Unrealized Gain on Investments and Foreign Currency
    Transactions ..............................................................        2.38                 2.23
                                                                                  ---------            ---------
        Total from Investment Operations ......................................        2.58                 2.43
                                                                                  ---------            ---------
  Less Distributions:
    Dividends from Net Investment Income ......................................       (0.11)               (0.19)
    Distributions from Net Realized Gains on Investments Sold and Foreign
      Currency Transactions ...................................................       (0.01)               (0.44)
                                                                                  ---------            ---------
        Total Distributions ...................................................       (0.12)               (0.63)
                                                                                  ---------            ---------
  Net Asset Value, End of Period ..............................................   $   10.96            $   12.76
                                                                                  =========            =========
  Total Investment Return at Net Asset Value (e) ..............................       30.48%(c)            22.63%
  Total Adjusted Investment Return at Net Assets Value (b) (e) ................       30.42%(c)              N/A

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ...................................   $ 188,679            $ 320,029
  Ratio of Expenses to Average Net Assets .....................................        0.70%*               0.67%
  Ratio of Adjusted Expenses to Average Net Assets (b)(d) .....................        0.76%*                N/A
  Ratio of Net Investment Income to Average Net Assets ........................        2.00%*               1.65%
  Ratio of Adjusted Net Investment Income to Average Net Assets (b)(d) ........        1.94%*                N/A
  Portfolio Turnover Rate .....................................................          39%                  81%
  Fee Reduction Per Share (g) .................................................   $    0.01                  N/A
  Average Brokerage Commission Rate (f) .......................................         N/A            $  0.0420

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g)  On average month end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD OCTOBER 2, 1995
                                                                 (COMMENCEMENT OF OPERATIONS)   YEAR ENDED
                                                                     TO FEBRUARY 29, 1996   FEBRUARY 28, 1997
                                                                     --------------------   -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................    $    8.50(a)           $    9.29
                                                                         ---------              ---------
  Net Investment Income (g) .........................................         0.03                   0.05
  Net Realized and Unrealized Gain on Investments ...................         0.81                   2.16
                                                                         ---------              ---------
        Total from Investment Operations ............................         0.84                   2.21
                                                                         ---------              ---------
  Less Distributions:
    Dividends from Net Investment Income ............................        (0.03)                 (0.04)
    Distributions from Net Realized Gain on Investments .............        (0.02)                 (0.45)
                                                                         ---------              ---------
        Total Distributions .........................................        (0.05)                 (0.49)
                                                                         ---------              ---------
  Net Asset Value, End of Period ....................................    $    9.29              $   11.01
                                                                         =========              =========
  Total Investment Return at Net Asset Value (e) ....................         9.94%(c)              24.19%
  Total Adjusted Investment Return at Net Asset Value (b) (e) .......        (5.63%)(c)             17.40%

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .........................    $     549              $     883
  Ratio of Expenses to Average Net Assets ...........................         0.95%*                 0.95%
  Ratio of Adjusted Expenses to Average Net Assets (b) (d) ..........        38.57%*                 7.74%
  Ratio of Net Investment Income to Average Net Assets ..............         0.91%*                 0.49%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (b) (d)       (36.71%)*               (6.30%)
  Portfolio Turnover Rate ...........................................           21%                   142%
  Fee Reduction Per Share (g) .......................................    $    1.36              $    0.68
  Average Brokerage Commission Rate (f) .............................          N/A              $  0.0233

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g)  On average month end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

     John Hancock Funds - Institutional Series Trust -- Independence Medium
                              Capitalization Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD OCTOBER 2, 1995
                                                               (COMMENCEMENT OF OPERATIONS)   YEAR ENDED
                                                                   TO FEBRUARY 29, 1996   FEBRUARY 28, 1997
                                                                   --------------------   -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............................    $  8.50(a)            $   9.29
                                                                        -------               --------
  Net Investment Income (g) ........................................       0.08                   0.12
  Net Realized and Unrealized Gain on Investments ..................       0.74                   1.45
                                                                        -------               --------
        Total from Investment Operations ...........................       0.82                   1.57
                                                                        -------               --------
  Less Distributions:
    Dividends from Net Investment Income ...........................      (0.03)                 (0.12)
    Distributions from Net Realized Gain on Investments Sold .......        ...                  (0.29)
                                                                        -------               --------
        Total Distributions ........................................      (0.03)                 (0.41)
                                                                        -------               --------
  Net Asset Value, End of Period ...................................    $  9.29               $  10.45
                                                                        =======               ========
  Total Investment Return at Net Asset Value (e) ...................       9.71%(c)              17.19%
  Total Adjusted Investment Return at Net Asset Value (b) (e) ......       7.00%(c)              15.49%

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) ........................    $ 3,923               $  5,240
  Ratio of Expenses to Average Net Assets ..........................       1.00%*                 1.00%
  Ratio of Adjusted Expenses to Average Net Assets (b)(d) ..........       7.55%*                 2.70%
  Ratio of Net Investment Income to Average Net Assets .............       1.94%*                 1.26%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (b)(d)      (4.61%)*               (0.44%)
  Portfolio Turnover Rate ..........................................          3%                    78%
  Fee Reduction Per Share (g) ......................................    $  0.26               $   0.17
  Average Brokerage Commission Rate (f) ............................        N/A               $ 0.0252

*    On an annualized basis.
(a)  Initial price to commence operations.
(b)  On an unreimbursed basis.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(g)  On average month end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The SCHEDULE OF INVESTMENTS is a complete list of all securities owned by the Independence Balanced Fund on February 28, 1997. It's divided into four main categories: Common Stocks, Corporate Bonds, U.S. Government and Agencies Securities and short-term investments. The investments are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                      NUMBER OF      MARKET
ISSUER, DESCRIPTION                                    SHARES        VALUE
-------------------                                    ------        -----

COMMON STOCKS
Aerospace (1.61%)
  Boeing Co. (The) .............................         600      $   61,050
  Precision Castparts Corp. ....................         600          29,400
  United Technologies Corp. ....................       1,600         120,400
                                                                  ----------
                                                                     210,850
                                                                  ----------
Automobile/Trucks (2.10%)
  Chrysler Corp. ...............................       2,000          67,750
  Dana Corp. ...................................       1,100          34,100
  Ford Motor Co. ...............................       2,100          69,038
  General Motors Corp. .........................       1,800         104,175
                                                                  ----------
                                                                     275,063
                                                                  ----------
Banks - United States (2.83%)
  Banc One Corp. ...............................         510          22,504
  Bank of New York Co., Inc. ...................       1,000          38,750
  BankAmerica Corp. ............................         800          91,000
  Bankers Trust New York Corp. .................         300          27,225
  Chase Manhattan Corp. ........................         600          60,075
  Citicorp .....................................         200          23,350
  Comerica, Inc. ...............................         500          30,063
  First Bank Systems, Inc. .....................         300          23,550
  First Union Corp. ............................         200          17,550
  NationsBank Corp. ............................         600          35,925
                                                                  ----------
                                                                     369,992
                                                                  ----------
Beverages (0.47%)
  Coca-Cola Co. ................................       1,000          61,000
                                                                  ----------
Building (0.03%)
  Masco Corp. ..................................         100           3,513
                                                                  ----------
Chemicals (1.73%)
  Air Products & Chemicals, Inc. ...............       1,400         103,775
  Hercules, Inc. ...............................         500          23,250
  Monsanto Co. .................................       1,400          50,925
  Morton International, Inc. ...................         700          28,875
  Praxair, Inc. ................................         400          19,450
                                                                  ----------
                                                                     226,275
                                                                  ----------
Computers (2.84%)
  Adobe Systems, Inc. ..........................         400          14,600
  Compaq Computer Corp.* .......................         900          71,325
  Computer Associates International, Inc. ......         600          26,100
  Electronic Data Systems Corp. ................       1,300          58,663
  Hewlett-Packard Co. ..........................       1,400          78,400
  Informix Corp.* ..............................         800          13,900
  International Business Machines Corp. ........         200          28,750
  Komag, Inc.* .................................         400          12,000
  Microsoft Corp.* .............................         700          68,250
                                                                  ----------
                                                                     371,988
                                                                  ----------
Cosmetics & Personal Care (0.30%)
  Revlon, Inc. (Class A) * .....................       1,000          38,875
                                                                  ----------
Diversified Operations (1.74%)
  Allied Signal, Inc. ..........................         400          28,900
  Canadian Pacific, Ltd. (Canada) ..............         600          14,850
  Du Pont (E.I.) De Nemours & Co. ..............       1,200         128,700
  Lockheed Martin Corp. ........................         400          35,400
  Textron, Inc. ................................         200          19,725
                                                                  ----------
                                                                     227,575
                                                                  ----------
Electronics (2.42%)
  General Electric Co. .........................       1,000         102,875
  Honeywell, Inc. ..............................         300          21,338
  Intel Corp. ..................................       1,000         141,875
  Raychem Corp. ................................         600          51,075
                                                                  ----------
                                                                     317,163
                                                                  ----------
Finance (1.03%)
  American Express Co. .........................         600          39,225
  Dean Witter Discover & Co. ...................       2,000          76,750
  First Data Corp. .............................         500          18,313
                                                                  ----------
                                                                     134,288
                                                                  ----------
Food (0.74%)
  ConAgra, Inc. ................................         600          31,800
  Unilever N.V. (Netherlands) ..................         200          38,100
  Universal Foods Corp. ........................         800          27,600
                                                                  ----------
                                                                      97,500
                                                                  ----------
Instruments - Scientific (0.38%)
  Perkin-Elmer Corp. ...........................         700          49,700
                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                      NUMBER OF      MARKET
ISSUER, DESCRIPTION                                    SHARES        VALUE
-------------------                                    ------        -----

Insurance (3.70%)
  American International Group, Inc. ...........         400      $   48,400
  CIGNA Corp. ..................................         600          91,725
  General Re Corp. .............................       1,100         186,588
  ITT Hartford Group, Inc. .....................         700          52,500
  Marsh & McLennan Cos., Inc. ..................         900         105,300
                                                                  ----------
                                                                     484,513
                                                                  ----------
Leisure (1.06%)
  Eastman Kodak Co. ............................         700          62,738
  HFS, Inc.* ...................................         700          47,950
  Hilton Hotels Corp. ..........................       1,100          27,638
                                                                  ----------
                                                                     138,326
                                                                  ----------
Machinery (0.40%)
  Cooper Industries, Inc. ......................         300          13,275
  Dover Corp. ..................................         600          29,775
  Ingersoll-Rand Co. ...........................         200           9,500
                                                                  ----------
                                                                      52,550
                                                                  ----------
Medical (5.41%)
  Abbott Laboratories ..........................       1,100          61,875
  Allegiance Corp. .............................       1,000          26,375
  Amgen, Inc.* .................................         500          30,563
  Becton, Dickinson & Co. ......................         600          29,550
  Bristol-Myers Squibb Co. .....................         300          39,150
  Columbia/HCA Healthcare Corp. ................         350          14,700
  Glaxo Wellcome PLC (American
    Depositary Receipt) (ADR)
    (United Kingdom) ...........................       1,000          33,875
  HEALTHSOUTH Corp.* ...........................         600          24,150
  Johnson & Johnson ............................       2,800         161,350
  Mallinckrodt, Inc. ...........................       1,000          42,500
  Medtronic, Inc. ..............................         400          25,900
  Merck & Co., Inc. ............................       1,400         128,800
  Pfizer, Inc. .................................         500          45,813
  Pharmacia & Upjohn, Inc. .....................       1,200          44,250
                                                                  ----------
                                                                     708,851
                                                                  ----------
Office (1.62%)
  Avery Dennison Corp. .........................       1,400          56,525
  Pitney Bowes, Inc. ...........................         500          31,063
  Xerox Corp. ..................................       2,000         125,000
                                                                  ----------
                                                                     212,588
                                                                  ----------
Oil & Gas (3.93%)
  Amoco Corp. ..................................         400          33,800
  Anadarko Petroleum Corp. .....................         700          39,370
  Atlantic Richfield Co. .......................         700          87,500
  Baker Hughes, Inc. ...........................       1,200          42,600
  Dresser Industries, Inc. .....................         500          15,188
  Kerr - McGee Corp. ...........................         200          12,525
  Mobil Corp. ..................................         400          49,100
  PanEnergy Corp. ..............................         700          29,832
  Phillips Petroleum Co. .......................       2,200          91,025
  Texaco Inc. ..................................         600          59,325
  Unocal Corp. .................................       1,400          54,075
                                                                  ----------
                                                                     514,340
                                                                  ----------
Paper & Paper Products (0.32%)
  Kimberly-Clark Corp. .........................         400          42,400
                                                                  ----------
Retail (2.64%)
  Albertson's, Inc. ............................         500          17,625
  Costco Cos., Inc.* ...........................       1,100          28,188
  Dayton Hudson Corp. ..........................         600          25,200
  Federated Department Stores, Inc.* ...........         600          20,850
  Home Depot, Inc. .............................       1,100          59,950
  Lowe's Cos., Inc. ............................       1,000          36,500
  Sears, Roebuck And Co. .......................         600          32,550
  Staples, Inc.* ...............................       1,900          41,088
  Toys "R" Us, Inc.* ...........................         900          23,400
  Wal-Mart Stores, Inc. ........................       2,300          60,663
                                                                  ----------
                                                                     346,014
                                                                  ----------
Rubber - Tires & Misc (0.20%)
  Goodyear Tire & Rubber Co. (The) .............         500          26,375
                                                                  ----------
Shoes & Related Apparel (0.58%)
  Nike, Inc. (Class B) .........................         600          43,125
  Nine West Group, Inc.* .......................         700          32,900
                                                                  ----------
                                                                      76,025
                                                                  ----------
Steel (0.15%)
  British Steel PLC (ADR) (United Kingdom) .....         800          19,900
                                                                  ----------
Telecommunications (1.24%)
  A T & T Corp. ................................       3,200         127,600
  Lucent Technologies, Inc. ....................         639          34,426
                                                                  ----------
                                                                     162,026
                                                                  ----------
Textile (0.29%)
  Fruit of the Loom, Inc. (Class A)* ...........         300          12,263
  Liz Claiborne, Inc. ..........................         500          20,250
  Tommy Hilfiger Corp.* ........................         100           5,463
                                                                  ----------
                                                                      37,976
                                                                  ----------
Tobacco (1.08%)
  Philip Morris Cos., Inc. .....................         700          94,588
  UST, Inc. ....................................       1,500          46,313
                                                                  ----------
                                                                     140,901
                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                      NUMBER OF      MARKET
ISSUER, DESCRIPTION                                    SHARES        VALUE
-------------------                                    ------        -----

Transportation (0.66%)
  CSX Corp. ....................................         400      $   18,450
  Norfolk Southern Corp. .......................         500          45,563
  Trinity Industries, Inc. .....................         700          22,575
                                                                  ----------
                                                                      86,588
                                                                  ----------
Utilities (3.01%)
  BellSouth Corp. ..............................         600          28,125
  Consolidated Natural Gas Co. .................         500          25,500
  Dominion Resources, Inc. .....................       1,100          44,275
  Entergy Corp. ................................       4,600         121,325
  GTE Corp. ....................................       1,800          84,150
  SBC Communications, Inc. .....................         800          46,000
  Texas Utilities Co. ..........................       1,100          44,413
                                                                  ----------
                                                                     393,788
                                                                  ----------
              TOTAL COMMON STOCKS
                (Cost $5,089,964) ..............      (44.51%)     5,826,943
                                                       -----      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                   PAR VALUE
                                                INTEREST    S&P     (000'S    MARKET
ISSUER, DESCRIPTION                               RATE    RATING**  OMITTED)   VALUE
-------------------                               ----    --------  --------   -----
CORPORATE BONDS
Automobile/Trucks (1.52%)
  Ford Motor Credit Corp.,
   Note 02-15-02 .........................        8.200%   A+      $   70  $   73,888
  General Motors Acceptance Corp.,
   Med Term Note 05-22-01 ................        6.800    A-          70      70,136
  General Motors Corp.,
   Deb 12-01-00 ..........................        9.625    A-          50      54,832
                                                                           ----------
                                                                              198,856
                                                                           ----------
Banks - Foreign (0.17%)
  Kansallis-Osake-Pankki Bank,
   Sub Note (Finland) 05-01-02, (Y) ......       10.000    BBB         20      22,656
                                                                           ----------
Banks - United States (4.11%)
  BankAmerica Corp.,
   Sub Note 04-15-06 .....................        7.200    A           50      50,309
  Bankers Trust New York Corp.,
   Sub Note 05-01-05 .....................        8.250    A-          30      31,932
  First Union Corp.,
   Sub Note 08-01-05 .....................        7.050    A-          60      59,842
  Fleet Capital Trust II,
   Co Gtd 12-11-26 .......................        7.920    BBB         70      69,168
  Fleet Financial Group Inc.,
   Sub Note 03-01-03 .....................        6.875    BBB+        70      69,595
  Mellon Capital II,
   Co Gtd 01-15-27 .......................        7.995    BBB+        80      79,498
  NationsBank Corp.,
   Sub Note 03-15-06 .....................        6.500    A-          60      57,540
  NB Capital Trust II,
   Co Gtd 12-15-26 .......................        7.830    A-          80      79,452
  Society National Bank,
   Sub Note 06-01-05 .....................        7.250    A-          40      40,065
                                                                           ----------
                                                                              537,401
                                                                           ----------
Beverages (0.46%)
  Coca-Cola Co.,
   Bond 10-15-36 .........................        6.700    AA-         60      59,989
                                                                           ----------
Broker Services (1.91%)
  Lehman Brothers Inc.,
   Sr Sub Note 04-15-03 ..................        7.250    A          110     109,750
  Salomon Inc.,
   Note 02-01-04 .........................        7.200    BBB        100      99,839
   Sr Note 01-20-98 ......................        7.000    BBB         20      20,136
   Sr Note 12-01-98 ......................        6.700    BBB         20      20,065
                                                                           ----------
                                                                              249,790
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                   PAR VALUE
                                                INTEREST    S&P     (000'S    MARKET
ISSUER, DESCRIPTION                               RATE    RATING**  OMITTED)   VALUE
-------------------                               ----    --------  --------   -----
Chemicals (0.37%)
  Monsanto Co.,
   Note 07-01-00 .........................        6.000%   A       $   50  $   48,889
                                                                           ----------
Diversified Operations (0.39%)
  Lockheed Martin Corp.,
   Co Gtd 06-15-04 .......................        7.450    BBB+        50      51,316
                                                                           ----------
Finance (3.87%)
  Chemical Master Credit Card Trust I,
   Class A Ser 1995-3 04-15-05 ...........        6.230    AAA         50      49,047
  Citibank Credit Card Master Trust I,
   Bond 02-07-03 .........................         Zero    AAA         60      46,406
  Dean Witter Discover & Co.,
   Note 03-01-03 .........................        6.875    A           50      49,953
  Green Tree Financial Corp.,
   Class A5 Ser 1993-3 10-15-18 ..........        5.750    Aa2         50      48,469
  IBM Credit Corp.,
   Deb 12-01-96 ..........................        7.125    A           50      46,971
  Nationsbank Credit Card Master Trust,
   Class A Ser 1993-2 12-15-05 ...........        6.000    AAA         30      28,809
  Sears Credit Account Master Trust,
   Class A Ser 1995-5 01-15-08 ...........        6.050    AAA         30      29,072
   Class A Ser 1996-4 10-15-06 ...........        6.450    AAA         30      29,803
  Sears Roebuck Acceptance Corp.,
   Note 11-05-03 .........................        6.720    A-         120     118,004
  Wells Fargo Capital I,
   Bond 12-15-26 .........................        7.960    BBB+        60      59,795
                                                                           ----------
                                                                              506,329
                                                                           ----------
Insurance (0.15%)
  American General Finance Corp.,
   Sr Note 05-15-05 ......................        7.250    A+          20      20,140
                                                                           ----------
Media (0.15%)
  News America Holdings Inc.,
   Note 10-17-16 .........................        8.000    BBB         20      19,990
                                                                           ----------
Medical (0.45%)
  Columbia/HCA Healthcare Corp.,
   Deb 11-15-20 ..........................        7.500    A-          60      58,769
                                                                           ----------
Mortgage Banking (0.69%)
  ERP Operating LP.,
   Note 04-15-02 .........................        7.950    BBB         20      20,565
  Mortgage Capital Funding, Inc.,
   Class A1 Ser 1996-MC2 02-20-04 ........        6.758    Aaa         50      50,037
  United Dominion Realty Trust Inc.,
   Note 01-15-07 .........................        7.250    BBB+        20      19,910
                                                                           ----------
                                                                               90,512
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                   PAR VALUE
                                                INTEREST    S&P     (000'S    MARKET
ISSUER, DESCRIPTION                               RATE    RATING**  OMITTED)   VALUE
-------------------                               ----    --------  --------   -----
Oil & Gas (1.06%)
  Phillips 66 Capital Trust II,
   Co Gtd 01-15-37 .......................        8.000%   BBB+    $  140  $  138,842
                                                                           ----------
Pollution Control (0.24%)
  WMX Technologies Inc.,
   Note 04-30-04 .........................        6.220    A           30      31,643
                                                                           ----------
Tobacco (1.13%)
  Philip Morris Cos., Inc.,
   Deb 10-15-03 ..........................        8.250    A          140     148,046
                                                                           ----------
Transportation (0.26%)
  Rail Car Trust,
   Class A Pass Thru Ser 1992-1 06-01-04 ..       7.750    AAA         32      33,350
                                                                           ----------
Utilities (1.43%)
  GTE Southwest Inc.,
   1st Mtg 11-15-31 ......................        8.500    A+          50      55,429
  Hydro-Quebec,
   Deb (Canada) 02-01-03, (Y) ............        7.375    A+          10      10,227
  Ontario, Province of,
   Bond (Canada) 02-21-06, (Y) ...........        6.000    AA-         60      56,248
  Pacific Bell,
   Deb 06-15-01 ..........................        8.700    AA-         25      26,801
  Quebec, Province of,
   Note (Canada) 03-02-26, (Y) ...........        5.735    A+          40      38,893
                                                                           ----------
                                                                              187,598
                                                                           ----------

                                       TOTAL CORPORATE BONDS
                                            (Cost $2,404,078)     (18.36%) $2,404,116
                                                                  ------   ----------

U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental - U.S. (30.00%)
  United States Treasury,
    Bond 11-15-04 ........................       11.625    AAA        330     429,927
    Bond 08-15-21 ........................        8.125    AAA         40      45,469
    Bond 08-15-26 ........................        6.750    AAA         90      88,439
    Note 05-15-98 ........................        6.125    AAA         50      50,149
    Note 09-30-00 ........................        6.125    AAA        479     476,083
    Note 11-15-01 ........................        7.500    AAA      1,050   1,095,938
    Note 11-30-01 ........................        5.875    AAA        435     425,621
    Note 05-15-02 ........................        7.500    AAA         75      78,563
    Note 08-15-04 ........................        7.250    AAA        855     890,534
    Note 10-15-06 ........................        6.500    AAA        350     347,267
                                                                           ----------
                                                                            3,927,990
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

 John Hancock Funds - Institutional Series Trust -- Independence Balanced Fund

                                                                              PAR VALUE
                                                         INTEREST     S&P      (000'S     MARKET
ISSUER, DESCRIPTION                                        RATE     RATING**   OMITTED)   VALUE
-------------------                                        ----     --------   --------   -----
Governmental - U.S. Agencies (3.54%)
  Federal National Mortgage Assn.,
  Medium Term Note 08-16-00 ........................      6.360%     AAA      $   90   $    89,902
    15 Yr Sf Pass Thru Ctf 09-01-10 ................      6.500      AAA          57        56,181
    15 Yr Sf Pass Thru Ctf 05-01-11 ................      6.500      AAA          57        55,932
    30 Yr Sf Pass Thru Ctf 09-23-24 ++ .............      7.500      AAA          50        49,917
    30 Yr Sf Pass Thru Ctf 12-01-25 ................      7.000      AAA          25        24,051
  Government National Mortgage Assn.,
    30 Yr Pass Thru Ctf 08-15-23 ...................      7.000      AAA          28        27,077
    30 Yr Pass Thru Ctf 04-15-23 to 02-15-25 ++ ....      7.500      AAA          73        73,658
    30 Yr Sf Pass Thru Ctf 02-01-20 to 01-15-23 ++ .      8.000      AAA          85        87,319
                                                                                       -----------
                                                                                           464,037
                                                                                       -----------

                                               TOTAL U.S. GOVERNMENT AND
                                                     AGENCIES SECURITIES
                                                        (Cost $4,444,028)     (33.54%) $ 4,392,027
                                                                               ------  -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.72%)
  Investment in a joint repurchase agreement
  transaction with Toronto Dominion
  Securities - Dated 02-28-97, Due 03-03-97
  (secured by U.S. Treasury Notes, 4.750% thru
  8.250% due 11-15-97 thru 11-15-05) - Note A ......      5.390       --         487       487,000
                                                                                       -----------
Corporate Savings Account (0.05%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.75% ...............................                                         6,395
                                                                                       -----------

                                          TOTAL SHORT-TERM INVESTMENTS         (3.77%)     493,395
                                                                             -------   -----------
                                                     TOTAL INVESTMENTS       (100.18%) $13,116,481
                                                                             =======   ===========

NOTES TO THE SCHEDULE OF INVESTMENTS
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.
*    Non-income producing security.
** Credit ratings are unaudited and rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available.
++ These securities having an aggregate value of $125,917 or 0.96% of the Fund's net assets, have been purchased on a when issued basis subsequent to the date of this schedule. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitments. Accordingly, the market values of $128,978 of U.S. Treasury Bond, 11.625%, 11-15-04 has been segregated to cover the issued commitments.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              Financial Statements

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The SCHEDULE OF INVESTMENTS is a complete list of all securities owned by the Independence Value Fund on February 28, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                      NUMBER OF      MARKET
ISSUER, DESCRIPTION                                    SHARES        VALUE
-------------------                                    ------        -----

COMMON STOCKS
Aerospace (3.72%)
  Boeing Co. ...................................         100      $   10,175
  Goodrich (B.F.) Co. ..........................         100           4,063
  Precision Castparts Corp. ....................         100           4,900
  United Technologies Corp. ....................         400          30,100
                                                                  ----------
                                                                      49,238
                                                                  ----------
Automobile/Trucks (7.83%)
  Chrysler Corp. ...............................         600          20,325
  Dana Corp. ...................................         300           9,300
  Eaton Corp. ..................................         100           7,175
  Ford Motor Co. ...............................         800          26,300
  General Motors Corp. .........................         700          40,512
                                                                  ----------
                                                                     103,612
                                                                  ----------
Banks - United States (13.88%)
  Banc One Corp. ...............................         300          13,237
  Bank of Boston Corp. .........................         100           7,537
  Bank of New York Co., Inc. ...................         500          19,375
  BankAmerica Corp. ............................         300          34,125
  Bankers Trust New York Corp. .................         100           9,075
  Barnett Banks, Inc. ..........................         100           4,625
  Chase Manhattan Corp. ........................         200          20,025
  Citicorp .....................................         200          23,350
  Comerica, Inc. ...............................         200          12,025
  First Bank System, Inc. ......................         100           7,850
  First Chicago NBD Corp. ......................         200          11,700
  First Union Corp. ............................         100           8,775
  NationsBank Corp. ............................         200          11,975
                                                                  ----------
                                                                     183,674
                                                                  ----------
Building (1.05%)
  Centex Corp. .................................         100           4,038
  Clayton Homes, Inc. ..........................         200           2,850
  Masco Corp. ..................................         200           7,025
                                                                  ----------
                                                                      13,913
                                                                  ----------
Chemicals (3.06%)
  Air Products & Chemicals, Inc. ...............         200          14,825
  Ethyl Corp. ..................................         300           2,738
  Hercules, Inc. ...............................         100           4,650
  Monsanto Co. .................................         100           3,638
  Morton International, Inc. ...................         100           4,125
  PPG Industries, Inc. .........................         100           5,600
  Praxair, Inc. ................................         100           4,862
                                                                  ----------
                                                                      40,438
                                                                  ----------
Computers (3.61%)
  Compaq Computer Corp.* .......................         100           7,925
  Electronic Data Systems Corp. ................         100           4,513
  Imation Corp.* ...............................         100           2,663
  International Business Machines Corp. ........         200          28,750
  Komag, Inc.* .................................         100           3,000
  Mentor Graphics Corp.* .......................         100             956
                                                                  ----------
                                                                      47,807
                                                                  ----------
Cosmetics & Personal Care (0.29%)
  Revlon, Inc. (Class A) * .....................         100           3,888
                                                                  ----------
Diversified Operations (5.41%)
  Canadian Pacific, Ltd. (Canada) ..............         500          12,375
  Du Pont (E.I.) de Nemours & Co. ..............         200          21,450
  Lockheed Martin Corp. ........................         200          17,700
  Ogden Corp. ..................................         500          10,187
  Textron, Inc. ................................         100           9,863
                                                                  ----------
                                                                      71,575
                                                                  ----------
Electronics (0.54%)
  Honeywell, Inc. ..............................         100           7,112
                                                                  ----------
Energy (0.11%)
  Wheelabrator Technologies, Inc. ..............         100           1,425
                                                                  ----------
Finance (2.46%)
  Ahmanson (H.F.) & Co. ........................         100           4,113
  American Express Co. .........................         200          13,075
  Dean Witter Discover & Co. ...................         400          15,350
                                                                  ----------
                                                                      32,538
                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              Financial Statements

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                      NUMBER OF      MARKET
ISSUER, DESCRIPTION                                    SHARES        VALUE
-------------------                                    ------        -----

Food (0.26%)
  Universal Foods Corp. ........................         100      $    3,450
                                                                  ----------
Instruments - Scientific (0.54%)
  Perkin-Elmer Corp. ...........................         100           7,100
                                                                  ----------
Insurance (9.39%)
  CIGNA Corp. ..................................         200          30,575
  Equitable Cos., Inc. .........................         100           3,138
  General Re Corp. .............................         200          33,925
  ITT Hartford Group, Inc. .....................         300          22,500
  Lincoln National Corp. .......................         100           5,812
  Marsh & McLennan Cos., Inc. ..................         200          23,400
  Mid Ocean Ltd. ...............................         100           4,950
                                                                  ----------
                                                                     124,300
                                                                  ----------
Leisure (1.38%)
  Eastman Kodak Co. ............................         100           8,962
  HFS, Inc.* ...................................         100           6,850
  Hilton Hotels Corp. ..........................         100           2,513
                                                                  ----------
                                                                      18,325
                                                                  ----------
Machinery (0.69%)
  Cooper Industries, Inc. ......................         100           4,425
  Ingersoll-Rand Co. ...........................         100           4,750
                                                                  ----------
                                                                       9,175
                                                                  ----------
Medical (2.50%)
  Allegiance Corp. .............................         200           5,275
  Alza Corp.* ..................................         100           2,838
  Becton, Dickinson & Co. ......................         100           4,925
  Glaxo Wellcome PLC (American Depositary
    Receipt) (ADR) (United Kingdom) ............         100           3,388
  Guidant Corp. ................................         100           6,700
  Johnson & Johnson ............................         100           5,762
  Mallinckrodt, Inc. ...........................         100           4,250
                                                                  ----------
                                                                      33,138
                                                                  ----------
Office (2.97%)
  Avery Dennison Corp. .........................         200           8,075
  Pitney Bowes, Inc. ...........................         100           6,212
  Xerox Corp. ..................................         400          25,000
                                                                  ----------
                                                                      39,287
                                                                  ----------
Oil & Gas (11.60%)
  Amoco Corp. ..................................         100           8,450
  Anadarko Petroleum Corp. .....................         100           5,625
  Atlantic Richfield Co. .......................         200          25,000
  Baker Hughes, Inc. ...........................         200           7,100
  El Paso Natural Gas Co. ......................         100           5,362
  Kerr - McGee Corp. ...........................         100           6,262
  Mobil Corp. ..................................         100          12,275
  PanEnergy Corp. ..............................         100           4,263
  Phillips Petroleum Co. .......................         500          20,688
  Texaco Inc. ..................................         300          29,662
  Unocal Corp. .................................         400          15,450
  USX - Marathon Group .........................         500          13,313
                                                                  ----------
                                                                     153,450
                                                                  ----------
Retail (4.04%)
  Albertson's, Inc. ............................         100           3,525
  Costco Cos., Inc.* ...........................         300           7,687
  Dayton Hudson Corp. ..........................         200           8,400
  Federated Department Stores, Inc.* ...........         200           6,950
  Home Depot, Inc. .............................         200          10,900
  Lowe's Cos., Inc. ............................         200           7,300
  Staples, Inc.* ...............................         400           8,650
                                                                  ----------
                                                                      53,412
                                                                  ----------
Rubber - Tires & Misc. (0.40%)
  Goodyear Tire & Rubber Co. (The) .............         100           5,275
                                                                  ----------
Shoes & Related Apparel (0.71%)
  Nine West Group, Inc.* .......................         200           9,400
                                                                  ----------
Steel (0.65%)
  British Steel PLC (ADR) (United Kingdom) .....         200           4,975
  Carpenter Technology Corp. ...................         100           3,650
                                                                  ----------
                                                                       8,625
                                                                  ----------
Telecommunications (2.82%)
  A T & T Corp. ................................         800          31,900
  Lucent Technologies, Inc. ....................         100           5,387
                                                                  ----------
                                                                      37,287
                                                                  ----------
Textile (0.86%)
  Fruit of the Loom, Inc. (Class A)* ...........         100           4,088
  Liz Claiborne, Inc. ..........................         100           4,050
  Warnaco Group, Inc. (Class A) ................         100           3,188
                                                                  ----------
                                                                      11,326
                                                                  ----------
Tobacco (1.49%)
  Philip Morris Cos., Inc. .....................         100          13,512
  UST, Inc. ....................................         200           6,175
                                                                  ----------
                                                                      19,687
                                                                  ----------
Transportation (2.56%)
  CSX Corp. ....................................         200           9,225
  Norfolk Southern Corp. .......................         200          18,225
  Trinity Industries, Inc. .....................         200           6,450
                                                                  ----------
                                                                      33,900
                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                             FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Value Fund

                                                     NUMBER OF   MARKET
ISSUER, DESCRIPTION                                   SHARES      VALUE
-------------------                                   ------      -----
Utilities (14.01%)

  Baltimore Gas & Electric Co. ....................     300    $   8,250
  Bell Atlantic Corp. .............................     100        6,912
  BellSouth Corp. .................................     200        9,375
  Consolidated Edison Co. of NY, Inc. .............     800       24,700
  Consolidated Natural Gas Co. ....................     200       10,200
  Dominion Resources, Inc. ........................     700       28,175
  Entergy Corp. ...................................     600       15,825
  GTE Corp. .......................................     400       18,700
  Hawaiian Electric Industries, Inc. ..............     200        7,025
  Houston Industries, Inc. ........................     400        9,300
  NICOR, Inc. .....................................     200        6,700
  SBC Communications, Inc. ........................     100        5,750
  Texas Utilities Co. .............................     800       32,300
  Unicom Corp. ....................................     100        2,225
                                                               ---------
                                                                 185,437
                                                               ---------
                     TOTAL COMMON STOCKS
                        (Cost $1,140,220)   (98.83%)           1,307,794
                                            -------            ---------

                                          INTEREST      PAR VALUE       MARKET
ISSUER, DESCRIPTION                         RATE     (000'S OMITTED)     VALUE
-------------------                         ----     ---------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.51%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto Dominion Securities -
    Dated 02-28-97, Due 03-03-97
    (secured by U.S. Treasury
    Notes, 4.750% thru 8.250%
    due 11-15-97 thru 11-15-05) -
    Note A..............................    5.39%         $20        $   20,000

Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.75%....................                                     99
                                                                     ----------
      TOTAL SHORT-TERM INVESTMENTS            (  1.52%)                  20,099
                                              --------               ----------
                 TOTAL INVESTMENTS            (100.35%)              $1,327,893
                                              ========               ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Diversified
                              Core Equity Fund II

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on February 28, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                         NUMBER OF      MARKET
ISSUER, DESCRIPTION                                       SHARES        VALUE
-------------------                                      ---------      -----

COMMON STOCKS
Aerospace (3.31%)
  Boeing Co. (The) .................................       22,000    $ 2,238,500
  United Technologies Corp. ........................      111,200      8,367,800
                                                                     -----------
                                                                      10,606,300
                                                                     -----------
Automobile/Trucks (3.57%)
  Chrysler Corp. ...................................      110,200      3,733,025
  Dana Corp. .......................................       26,500        821,500
  Ford Motor Co. ...................................      105,500      3,468,313
  General Motors Corp. .............................       59,000      3,414,625
                                                                     -----------
                                                                      11,437,463
                                                                     -----------
Banks - United States (4.86%)
  Banc One Corp. ...................................       29,500      1,301,688
  BankAmerica Corp. ................................       49,600      5,642,000
  Chase Manhattan Corp. ............................       36,500      3,654,563
  Citicorp .........................................       13,300      1,552,775
  NationsBank Corp. ................................       56,600      3,388,925
                                                                     -----------
                                                                      15,539,951
                                                                     -----------
Chemicals (3.31%)
  Air Products and Chemicals, Inc. .................       31,400      2,327,525
  Hercules, Inc. ...................................       29,900      1,390,350
  Monsanto Co. .....................................       57,800      2,102,475
  Morton International, Inc. .......................       64,000      2,640,000
  PPG Industries, Inc. .............................       17,600        985,600
  Praxair, Inc. ....................................       23,700      1,152,413
                                                                     -----------
                                                                      10,598,363
                                                                     -----------
Computers (8.04%)
  Adobe Systems, Inc. ..............................       30,800      1,124,200
  Compaq Computer Corp.* ...........................       52,300      4,144,775
  Computer Associates International, Inc. ..........       48,200      2,096,700
  Dell Computer Corp.* .............................       11,000        782,375
  Electronic Data Systems Corp. ....................       31,200      1,407,900
  Hewlett-Packard Co. ..............................      136,700      7,655,200
  Imation Corp.* ...................................       15,300        407,363
  Informix Corp.* ..................................       30,600        531,675
  International Business Machines Corp. ............       15,900      2,285,625
  Komag, Inc.* .....................................       14,500        435,000
  Microsoft Corp.* .................................       50,000      4,875,000
                                                                     -----------
                                                                      25,745,813
                                                                     -----------
Cosmetics & Personal Care (0.24%)
  Avon Products, Inc. ..............................        3,000        174,750
  Revlon, Inc. (Class A) * .........................       15,500        602,563
                                                                     -----------
                                                                         777,313
                                                                     -----------
Diversified Operations (4.38%)
  AlliedSignal Inc. ................................       20,900      1,510,025
  Canadian Pacific, Ltd. (Canada) ..................       26,000        643,500
  Du Pont (E.I.) De Nemours & Co. ..................       56,200      6,027,450
  Lockheed Martin Corp. ............................       38,900      3,442,650
  Minnesota Mining & Manufacturing Co. .............        4,400        404,800
  Ogden Corp. ......................................       27,700        564,388
  Textron, Inc. ....................................       14,300      1,410,338
                                                                     -----------
                                                                      14,003,151
                                                                     -----------
Electronics (6.74%)
  General Electric Co. .............................       79,700      8,199,138
  Intel Corp. ......................................       69,300      9,831,938
  Raychem Corp. ....................................       30,900      2,630,363
  Tektronix, Inc. ..................................       18,500        901,875
                                                                     -----------
                                                                      21,563,314
                                                                     -----------
Finance (2.80%)
  Ahmanson (H.F.) & Co. ............................        6,500        267,313
  American Express Co. .............................       45,800      2,994,175
  Dean Witter Discover & Co. .......................      148,600      5,702,525
                                                                     -----------
                                                                       8,964,013
                                                                     -----------
Food (1.12%)
  ConAgra, Inc. ....................................       49,700      2,634,100
  Unilever N.V. (Netherlands) ......................        5,000        952,500
                                                                     -----------
                                                                       3,586,600
                                                                     -----------
Instruments - Scientific (0.47%)
  Perkin-Elmer Corp. ...............................       21,100      1,498,100
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Diversified
                              Core Equity Fund II

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                     ---------       -----

Insurance (8.02%)
  American International Group, Inc. .............       20,800      $ 2,516,800
  CIGNA Corp. ....................................       44,500        6,802,938
  General Re Corp. ...............................       38,100        6,462,713
  ITT Hartford Group, Inc. .......................       50,200        3,765,000
  Marsh & McLennan Cos., Inc. ....................       52,300        6,119,100
                                                                     -----------
                                                                      25,666,551
                                                                     -----------
Leisure (2.19%)
  Eastman Kodak Co. ..............................       31,400        2,814,225
  HFS, Inc.* .....................................       39,700        2,719,450
  Hilton Hotels Corp. ............................       59,200        1,487,400
                                                                     -----------
                                                                       7,021,075
                                                                     -----------
Machinery (0.71%)
  Cooper Industries, Inc. ........................       29,500        1,305,375
  Dover Corp. ....................................       19,400          962,725
                                                                     -----------
                                                                       2,268,100
                                                                     -----------
Media (1.15%)
  McGraw-Hill Cos., Inc. .........................       30,100        1,561,438
  Time Warner, Inc. ..............................       51,700        2,119,700
                                                                     -----------
                                                                       3,681,138
                                                                     -----------
Medical (11.53%)
  Abbott Laboratories ............................       88,100        4,955,625
  Allegiance Corp. ...............................       30,900          814,988
  Alza Corp.* ....................................       29,700          842,738
  Amgen, Inc.* ...................................       21,300        1,301,963
  Becton, Dickinson & Co. ........................       28,100        1,383,925
  Bristol-Myers Squibb Co. .......................       19,700        2,570,850
  Columbia/HCA Healthcare Corp. ..................       38,850        1,631,700
  Glaxo Wellcome PLC, (American
    Depositary Receipt) (ADR)
    (United Kingdom) .............................       40,100        1,358,387
  HEALTHSOUTH Corp.* .............................       18,800          756,700
  Johnson & Johnson ..............................      111,600        6,430,950
  Mallinckrodt, Inc. .............................       26,000        1,105,000
  Medtronic, Inc. ................................       10,900          705,775
  Merck & Co., Inc. ..............................       67,800        6,237,600
  Pfizer, Inc. ...................................        9,800          897,925
  Schering-Plough Corp. ..........................       17,700        1,356,262
  Warner-Lambert Co. .............................       54,000        4,536,000
                                                                     -----------
                                                                      36,886,388
                                                                     -----------
Office (2.22%)
  Avery Dennison Corp. ...........................       39,600        1,598,850
  Pitney Bowes, Inc. .............................       63,200        3,926,300
  Xerox Corp. ....................................       25,100        1,568,750
                                                                     -----------
                                                                       7,093,900
                                                                     -----------
Oil & Gas (9.02%)
  Amoco Corp. ....................................       14,300        1,208,350
  Anadarko Petroleum Corp. .......................       35,500        1,996,875
  Atlantic Richfield Co. .........................       51,900        6,487,500
  Baker Hughes, Inc. .............................       18,400          653,200
  Chevron Corp. ..................................       14,100          909,450
  Halliburton Co. ................................        8,900          575,162
  Imperial Oil Ltd. (Canada) .....................       24,500        1,074,937
  Kerr - McGee Corp. .............................       48,100        3,012,262
  Mobil Corp. ....................................        8,300        1,018,825
  PanEnergy Corp. ................................       27,200        1,159,400
  Phillips Petroleum Co. .........................      125,800        5,204,975
  Texaco Inc. ....................................       12,900        1,275,487
  Unocal Corp. ...................................       86,800        3,352,650
  USX - Marathon Group ...........................       34,700          923,887
                                                                     -----------
                                                                      28,852,960
                                                                     -----------
Paper & Paper Products (1.14%)
  Kimberly-Clark Corp. ...........................       34,400        3,646,400
                                                                     -----------
Retail (6.75%)
  Albertson's, Inc. ..............................       46,700        1,646,175
  Costco Cos., Inc.* .............................       29,000          743,125
  Dayton Hudson Corp. ............................       22,200          932,400
  Federated Department Stores, Inc.* .............       60,600        2,105,850
  Gap, Inc. (The) ................................        8,100          267,300
  Home Depot, Inc. ...............................      103,400        5,635,300
  Lowe's Cos., Inc. ..............................       70,800        2,584,200
  Staples, Inc.* .................................      117,650        2,544,181
  Toys "R" Us, Inc.* .............................       49,400        1,284,400
  Wal-Mart Stores, Inc. ..........................      146,000        3,850,750
                                                                     -----------
                                                                      21,593,681
                                                                     -----------
Shoes & Related Apparel (1.09%)
  Nike, Inc. (Class B) ...........................       15,200        1,092,500
  Nine West Group, Inc.* .........................       50,900        2,392,300
                                                                     -----------
                                                                       3,484,800
                                                                     -----------
Steel (0.22%)
  British Steel PLC (ADR) (United Kingdom) .......       28,000          696,500
                                                                     -----------
Telecommunications (3.14%)
  A T & T Corp. ..................................      211,500        8,433,562
  Lucent Technologies, Inc. ......................       30,050        1,618,943
                                                                     -----------
                                                                      10,052,505
                                                                     -----------
Textile (0.88%)
  Fruit of the Loom, Inc. (Class A)* .............       36,200        1,479,675
  Liz Claiborne, Inc. ............................       17,900          724,950
  Tommy Hilfiger Corp.*  .........................       11,300          617,262
                                                                     -----------
                                                                       2,821,887
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- Independence Diversified
                              Core Equity Fund II

                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                     ---------       -----

Tobacco (3.43%)
  Philip Morris Cos., Inc. .......................       66,300      $ 8,958,787
  UST, Inc. ......................................       65,700        2,028,487
                                                                     -----------
                                                                      10,987,274
                                                                     -----------
Transport (0.87%)
  CSX Corp. ......................................       28,900        1,333,012
  Norfolk Southern Corp. .........................       11,700        1,066,162
  Trinity Industries, Inc. .......................       12,400          399,900
                                                                     -----------
                                                                       2,799,074
                                                                     -----------
Utilities (8.05%)
  BellSouth Corp. ................................       95,100        4,457,812
  Consolidated Natural Gas Co. ...................       48,000        2,448,000
  Dominion Resources, Inc. .......................       59,000        2,374,750
  Entergy Corp. ..................................      205,300        5,414,787
  GTE Corp. ......................................      117,500        5,493,125
  Houston Industries, Inc. .......................       51,900        1,206,675
  Texas Utilities Co. ............................       87,100        3,516,662
  Unicom Corp. ...................................       38,600          858,850
                                                                     -----------
                                                                      25,770,661
                                                                     -----------
                  TOTAL COMMON STOCKS
                   (Cost $264,036,719)                  (99.25%)     317,643,275
                                                        ------       -----------


                                          INTEREST      PAR VALUE       MARKET
ISSUER, DESCRIPTION                         RATE     (000'S OMITTED)     VALUE
-------------------                         ----     ---------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.74%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto Dominion Securities.
    Dated 02-28-97, Due 03-03-97
    (secured by U.S. Treasury Notes,
    4.75% thru 8.25%, due 11-15-97
    thru 11-15-05) - Note A ...........      5.39%        $8,757    $  8,757,000
                                                                    ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.75%.................                                   14,921
                                                                    ------------
         TOTAL SHORT-TERM INVESTMENTS                    (2.74%)       8,771,921
                                                       -------      ------------
                    TOTAL INVESTMENTS                  (101.99%)    $326,415,196
                                                       =======      ============

* Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Growth Fund on February 28, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             NUMBER OF    MARKET
ISSUER, DESCRIPTION                                           SHARES      VALUE
-------------------                                          --------     -----

COMMON STOCKS
Aerospace (3.61%)
  Rohr, Inc.* .........................................        100      $  1,813
  United Technologies Corp. ...........................        400        30,100
                                                                        --------
                                                                          31,913
                                                                        --------
Automobile/Trucks (1.04%)
  Chrysler Corp. ......................................        100         3,388
  General Motors Corp. (Class E) ......................        100         5,787
                                                                        --------
                                                                           9,175
                                                                        --------
Beverages (4.14%)
  Coca-Cola Co. .......................................        600        36,600
                                                                        --------
Building (1.15%)
  Centex Corp. ........................................        100         4,038
  Clayton Homes, Inc. .................................        250         3,563
  Ryland Group, Inc. ..................................        200         2,525
                                                                        --------
                                                                          10,126
                                                                        --------
Chemicals (1.29%)
  Monsanto Co. ........................................        200         7,275
  Morton International, Inc. ..........................        100         4,125
                                                                        --------
                                                                          11,400
                                                                        --------
Computers (14.38%)
  Adobe Systems, Inc. .................................        100         3,650
  Ceridian Corp.* .....................................        100         3,913
  Compaq Computer Corp.* ..............................        200        15,850
  Computer Associates International, Inc. .............        100         4,350
  Electronic Data Systems Corp. .......................        200         9,025
  Hewlett-Packard Co. .................................        400        22,400
  Imation Corp.* ......................................        100         2,663
  Informix Corp.* .....................................        200         3,475
  International Business Machines Corp. ...............        100        14,375
  Komag, Inc.* ........................................        100         3,000
  Mentor Graphics Corp.* ..............................        200         1,913
  Microsoft Corp.* ....................................        200        19,500
  Oracle Corp.* .......................................        100         3,925
  Parametric Technology Corp.* ........................        200        11,275
  Policy Management Systems Corp.* ....................        100         4,300
  Stratus Computer, Inc.* .............................        100         3,388
                                                                        --------
                                                                         127,002
                                                                        --------
Electronics (10.09%)
  Analog Devices, Inc.* ...............................        100         2,333
  General Electric Co. ................................        300        30,862
  Intel Corp. .........................................        300        42,562
  Raychem Corp. .......................................        100         8,512
  Tektronix, Inc. .....................................        100         4,875
                                                                        --------
                                                                          89,144
                                                                        --------
Energy (0.65%)
  Wheelabrator Technologies, Inc. .....................        400         5,700
                                                                        --------
Finance (1.41%)
  Dean Witter Discover & Co. ..........................        200         7,675
  MBNA Corp. ..........................................        150         4,800
                                                                        --------
                                                                          12,475
                                                                        --------
Food (2.16%)
  Unilever N.V. (Netherlands)  ........................        100        19,050
                                                                        --------
Household (1.17%)
  WestPoint Stevens, Inc.* ............................        300        10,350
                                                                        --------
Instruments - Scientific (0.80%)
  Perkin-Elmer Corp. ..................................        100         7,100
                                                                        --------
Insurance (4.98%)
  CIGNA Corp. .........................................        100        15,287
  General Re Corp. ....................................        100        16,962
  Marsh & McLennan Cos., Inc. .........................        100        11,700
                                                                        --------
                                                                          43,949
                                                                        --------
Leisure (2.24%)
  HFS, Inc.* ..........................................        200        13,700
  Hilton Hotels Corp. .................................        100         2,513
  Promus Hotel Corp.* .................................        100         3,538
                                                                        --------
                                                                          19,751
                                                                        --------
Machinery (0.56%)
  Dover Corp. .........................................        100         4,962
                                                                        --------
Media (0.40%)
  Viacom, Inc. (Class B)* .............................        100         3,525
                                                                        --------
Medical (22.46%)
  Abbott Laboratories .................................        400        22,500
  Allegiance Corp. ....................................        200         5,275

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Independence Growth Fund

                                                             NUMBER OF    MARKET
ISSUER, DESCRIPTION                                           SHARES      VALUE
-------------------                                          --------     -----

Medical (continued)
  Alza Corp.* .........................................         200     $  5,675
  Amgen, Inc.* ........................................         200       12,225
  Becton, Dickinson & Co. .............................         200        9,850
  Bristol-Myers Squibb Co. ............................         100       13,050
  Glaxo Wellcome PLC, American Depositary
    Receipts (ADR) (United Kingdom) ...................         400       13,550
  Guidant Corp. .......................................         100        6,700
  Health Management Associates, Inc. ..................
    (Class A)* ........................................         200        5,300
  HEALTHSOUTH Corp.* ..................................         300       12,075
  Johnson & Johnson ...................................         700       40,337
  Merck & Co., Inc. ...................................         300       27,600
  Pfizer, Inc. ........................................         100        9,162
  Schering-Plough Corp. ...............................         100        7,662
  SmithKline Beecham PLC (ADR)
    (United Kingdom) ..................................         100        7,425
                                                                        --------
                                                                         198,386
                                                                        --------
Mortgage Banking (0.45%)
  Fannie Mae ..........................................         100        4,000
                                                                        --------
Office (2.12%)
  Xerox Corp. .........................................         300       18,750
                                                                        --------
Oil & Gas (3.01%)
  Anadarko Petroleum Corp. ............................         100        5,625
  Baker Hughes, Inc. ..................................         100        3,550
  Dresser Industries, Inc. ............................         100        3,038
  Kerr - McGee Corp. ..................................         100        6,262
  Phillips Petroleum Co. ..............................         100        4,138
  Rowan Cos., Inc.* ...................................         200        3,975
                                                                        --------
                                                                          26,588
                                                                        --------
Paper & Paper Products (1.57%)
  James River Corp. of Virginia .......................         100        3,275
  Kimberly-Clark Corp. ................................         100       10,600
                                                                        --------
                                                                          13,875
                                                                        --------
Pollution Control (0.41%)
  USA Waste Services, Inc.* ...........................         100        3,600
                                                                        --------
Retail (7.94%)
  Costco Cos., Inc.* ..................................         300        7,687
  Federated Department Stores, Inc.* ..................         100        3,475
  Home Depot, Inc. ....................................         400       21,800
  Lowe's Cos., Inc. ...................................         200        7,300
  Safeway, Inc.* ......................................         100        4,813
  Staples, Inc.* ......................................         600       12,975
  TJX Cos., Inc. ......................................         100        4,175
  Wal-Mart Stores, Inc. ...............................         300        7,912
                                                                        --------
                                                                          70,137
                                                                        --------
Shoes & Related Apparel (0.53%)
  Nine West Group, Inc.* ..............................         100        4,700
                                                                        --------
Telecommunications (2.71%)
  A T & T Corp. .......................................         600       23,925
                                                                        --------
Textile (2.31%)
  Fruit of the Loom, Inc. (Class A)* ..................         400       16,350
  Liz Claiborne, Inc. .................................         100        4,050
                                                                        --------
                                                                          20,400
                                                                        --------
Tobacco (2.94%)
  Philip Morris Cos., Inc. ............................         100       13,512
  Universal Corp. .....................................         100        3,150
  UST, Inc. ...........................................         300        9,262
                                                                        --------
                                                                          25,924
                                                                        --------
Utilities (1.40%)
  Dominion Resources, Inc. ............................         100        4,025
  Entergy Corp. .......................................         100        2,638
  SBC Communications, Inc. ............................         100        5,750
                                                                        --------
                                                                          12,413
                                                                        --------
                         TOTAL COMMON STOCK
                             (Cost $729,381)              (97.92%)       864,920
                                                           -----        --------

                                              INTEREST     PAR VALUE
                                                RATE    (000'S OMITTED)
                                                ----    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.72%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto Dominion Securities -
    Dated 02-28-97, Due 03-03-97
    (secured by U.S. Treasury Notes,
    4.750% thru 8.250% due 11-15-97
    thru 11-15-05) - Note A .............       5.39%         $ 24        24,000
                                                                        --------
Corporate Savings Account (0.21%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.75% ..................                                  1,865
                                                                        --------
                TOTAL SHORT-TERM INVESTMENTS             (2.93%)          25,865
                                                       -------          --------
                           TOTAL INVESTMENTS           (100.85%)        $890,785
                                                       =======          ========

*Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

        John Hancock Funds - Institutional Series Trust -- Independence
                           Medium Capitalization Fund

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on February 28, 1997. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                           NUMBER OF     MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                        --------      -----

COMMON STOCKS
Aerospace (2.04%)
  Boeing Co. (The) .................................          300       $ 30,525
  Goodrich (B. F.) Co. .............................          400         16,250
  United Technologies Corp. ........................          800         60,200
                                                                        --------
                                                                         106,975
                                                                        --------
Automobile/Trucks (1.47%)
  Chrysler Corp. ...................................          800         27,100
  Dana Corp. .......................................        1,100         34,100
  Lear Corp.* ......................................          400         15,600
                                                                        --------
                                                                          76,800
                                                                        --------
Banks - United States (4.81%)
  Bank of Boston Corp. .............................          500         37,688
  Barnett Banks, Inc. ..............................        1,200         55,500
  Comerica, Inc. ...................................          600         36,075
  First Bank Systems, Inc. .........................          600         47,100
  Mellon Bank Corp. ................................          200         16,075
  Northern Trust Corp. .............................        1,400         59,500
                                                                        --------
                                                                         251,938
                                                                        --------
Broker Services (0.36%)
  Morgan Stanley Group, Inc. .......................          300         18,937
                                                                        --------
Building (2.18%)
  Centex Corp. .....................................          600         24,225
  Masco Corp. ......................................        1,100         38,638
  Ryland Group, Inc. ...............................        2,300         29,038
  Sherwin-Williams Corp. ...........................          400         22,450
                                                                        --------
                                                                         114,351
                                                                        --------
Chemicals (4.96%)
  Air Products and Chemicals, Inc. .................        1,100         81,538
  Hercules, Inc. ...................................          700         32,550
  Morton International, Inc. .......................        1,400         57,750
  Praxair, Inc. ....................................          800         38,900
  Rohm & Haas Co. ..................................          200         18,400
  Sigma-Aldrich Corp. ..............................        1,000         30,625
                                                                        --------
                                                                         259,763
                                                                        --------
Computers (5.15%)
  Adobe Systems, Inc. ..............................          700         25,550
  Ceridian Corp.* ..................................          600         23,475
  Cognizant Corp. ..................................          400         13,950
  Dell Computer Corp.* .............................          600         42,675
  Imation Corp.* ...................................          500         13,313
  Informix Corp.* ..................................        1,300         22,587
  Komag, Inc.* .....................................          600         18,000
  Mentor Graphics Corp.*  ..........................        1,300         12,431
  NCR Corp. * ......................................           68          2,244
  Parametric Technology Corp.* .....................          700         39,463
  Policy Management Systems Corp.* .................          300         12,900
  Sun Microsystems, Inc.* ..........................        1,400         43,225
                                                                        --------
                                                                         269,813
                                                                        --------
Consumer Products Misc. (0.53%)
  American Greetings Corp. (Class A) ...............          900         27,900
                                                                        --------
Cosmetics & Personal Care (0.30%)
  Revlon, Inc. (Class A) * .........................          400         15,550
                                                                        --------
Diversified Operations (2.78%)
  Canadian Pacific, Ltd. (Canada) ..................        1,500         37,125
  Ikon Office Solutions, Inc.500 ...................       20,625
  Lockheed Martin Corp. ............................          200         17,700
  Ogden Corp. ......................................        1,500         30,562
  Textron, Inc. ....................................          400         39,450
                                                                        --------
                                                                         145,462
                                                                        --------
Electronics (3.63%)
  Analog Devices, Inc.* ............................        1,667         38,750
  General Signal Corp. .............................          600         26,175
  Honeywell, Inc. ..................................          600         42,675
  Raychem Corp. ....................................          800         68,100
  Tektronix, Inc. ..................................          300         14,625
                                                                        --------
                                                                         190,325
                                                                        --------
Energy (0.35%)
  Wheelabrator Technologies, Inc. ..................        1,300         18,525
                                                                        --------
Finance (4.89%)
  Ahmanson (H.F.) & Co. ............................          600         24,675
  American Express Co. .............................          300         19,612
  Dean Witter Discover & Co. .......................        2,800        107,450

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

        John Hancock Funds - Institutional Series Trust -- Independence
                           Medium Capitalization Fund

                                                           NUMBER OF     MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                        --------      -----

Finance (continued)
  Great Western Financial Corp. ...................         1,200       $ 52,650
  MBNA Corp. ......................................         1,625         52,000
                                                                        --------
                                                                         256,387
                                                                        --------
Food (0.53%)
  Universal Foods Corp. ...........................           800         27,600
                                                                        --------
Funeral Services & Related (0.28%)
  Service Corp. International .....................           500         14,500
                                                                        --------
Household (0.27%)
  Rubbermaid, Inc. ................................           600         14,325
                                                                        --------
Instruments - Scientific (0.68%)
  Perkin-Elmer Corp. ..............................           500         35,500
                                                                        --------
Insurance (10.99%)
  CIGNA Corp. .....................................           900        137,587
  Equitable Cos., Inc. ............................         1,400         43,925
  General Re Corp. ................................           600        101,775
  ITT Hartford Group, Inc. ........................         1,000         75,000
  Lincoln National Corp. ..........................           400         23,250
  Marsh & McLennan Cos., Inc. .....................         1,000        117,000
  Providian Corp. .................................           800         44,700
  Torchmark Corp. .................................           300         17,662
  United Healthcare Corp. .........................           300         14,962
                                                                        --------
                                                                         575,861
                                                                        --------
Leisure (2.58%)
  HFS, Inc.* ......................................           900         61,650
  Hilton Hotels Corp. .............................         1,800         45,225
  ITT Corp.* ......................................           500         28,250
                                                                        --------
                                                                         135,125
                                                                        --------
Machinery (2.64%)
  Cooper Industries, Inc. .........................           900         39,825
  Dover Corp. .....................................           900         44,662
  Duriron Co., Inc. ...............................           700         15,662
  Ingersoll Rand Co. ..............................           800         38,000
                                                                        --------
                                                                         138,149
                                                                        --------
Media (0.89%)
  McGraw-Hill Cos., Inc. ..........................           900         46,687
                                                                        --------
Medical (5.36%)
  Allegiance Corp. ................................           900         23,737
  Alza Corp.* .....................................         1,300         36,887
  Baxter International, Inc. ......................           300         13,800
  Becton, Dickinson & Co. .........................           700         34,475
  Chiron Corp. * ..................................         1,300         26,975
  Guidant Corp. ...................................           500         33,500
  Health Management Associates, Inc. ..............
    (Class A) * ...................................           500         13,250
  HEALTHSOUTH Corp.* ..............................           800         32,200
  Mallinckrodt, Inc. ..............................           900         38,250
  Pall Corp. ......................................           800         17,400
  Vencor, Inc.* ...................................           300         10,387
                                                                        --------
                                                                         280,861
                                                                        --------
Metal (0.36%)
  Newmont Mining Corp. ............................           400         19,000
                                                                        --------
Office (3.93%)
  Avery Dennison Corp. ............................         1,400         56,525
  Pitney Bowes, Inc. ..............................         1,300         80,762
  Xerox Corp. .....................................         1,100         68,750
                                                                        --------
                                                                         206,037
                                                                        --------
Oil & Gas (8.41%)
  Anadarko Petroleum Corp. ........................           800         45,000
  Baker Hughes, Inc. ..............................         1,200         42,600
  Dresser Industries, Inc. ........................           400         12,150
  El Paso Natural Gas Co. .........................           255         13,674
  Halliburton Co. .................................           500         32,312
  Kerr - McGee Corp. ..............................           700         43,837
  PanEnergy Corp. .................................         1,400         59,675
  Phillips Petroleum Co. ..........................         1,500         62,062
  Rowan Cos., Inc.* ...............................           600         11,925
  Unocal Corp. ....................................         1,800         69,525
  USX - Marathon Group ............................         1,800         47,925
                                                                         -------
                                                                         440,685
                                                                         -------
Paper & Paper Products (0.59%)
  Westvaco Corp. ..................................         1,050         30,975
                                                                         -------
Pollution Control (1.06%)
  Safety Kleen Corp. ..............................         1,900         34,200
  USA Waste Services, Inc.* .......................           600         21,600
                                                                         -------
                                                                          55,800
                                                                         -------
Retail (9.04%)
  Costco Cos., Inc.* ..............................         1,700         43,563
  Cracker Barrel Old Country Store, Inc. ..........           600         16,350
  Dayton Hudson Corp. .............................           900         37,800
  Federated Department Stores, Inc.* ..............         1,500         52,125
  Gap, Inc. (The) .................................         1,100         36,300
  Home Depot, Inc. ................................           700         38,150
  Lowe's Cos., Inc. ...............................         1,500         54,750
  Nordstrom, Inc. .................................           300         11,025
  Outback Steakhouse, Inc.* .......................           800         19,100
  Safeway, Inc.* ..................................           700         33,688
  Staples, Inc.* ..................................         2,250         48,656
  TJX Cos., Inc. ..................................           400         16,700
  Toys "R" Us, Inc.* ..............................         1,600         41,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

        John Hancock Funds - Institutional Series Trust -- Independence
                           Medium Capitalization Fund

                                                           NUMBER OF     MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                        --------      -----

Retail (continued)
  Unisource Worldwide, Inc. ..........................         250     $   5,375
  Wal-Mart Stores, Inc. ..............................         300         7,913
  Wendy's International, Inc. ........................         500        10,375
                                                                       ---------
                                                                         473,470
                                                                       ---------
Rubber - Tires & Misc (0.40%)
  Goodyear Tire & Rubber Co. (The) ...................         400        21,100
                                                                       ---------
Shoes & Related Apparel (0.27%)
  Nine West Group, Inc.*  ............................         300        14,100
                                                                       ---------
Steel (0.89%)
  British Steel PLC, (American Depositary
    Receipts) (ADR) (United Kingdom) .................         700        17,413
  Carpenter Technology Corp. .........................         800        29,200
                                                                       ---------
                                                                          46,613
                                                                       ---------
Telecommunications (1.20%)
  A T & T Corp. ......................................       1,100        43,863
  Lucent Technologies, Inc. ..........................         356        19,180
                                                                       ---------
                                                                          63,043
                                                                       ---------
Textile (1.79%)
  Fruit of the Loom, Inc. (Class A)* .................       1,000        40,875
  Liz Claiborne, Inc. ................................         600        24,300
  Warnaco Group, Inc. (Class A) ......................         900        28,688
                                                                       ---------
                                                                          93,863
                                                                       ---------
Tobacco (1.66%)
  Universal Corp. ....................................       1,100        34,650
  UST, Inc. ..........................................       1,700        52,488
                                                                       ---------
                                                                          87,138
                                                                       ---------
Transportation (3.78%)
  CSX Corp. ..........................................         800        36,900
  Delta Air Lines, Inc. ..............................         700        56,350
  Newport News Shipbuilding ..........................         120         1,860
  Norfolk Southern Corp. .............................         400        36,450
  Northwest Airlines Corp. (Class A)* ................         500        17,688
  Southwest Airlines Co. .............................         800        18,800
  Trinity Industries, Inc. ...........................         500        16,125
  US Airways Group, Inc.* ............................         700        13,825
                                                                       ---------
                                                                         197,998
                                                                       ---------
Utilities (7.14%)
  Baltimore Gas & Electric Co. .......................       1,700        46,750
  CINergy Corp. ......................................         400        13,800
  Consolidated Edison Co. of NY, Inc. ................         500        15,438
  Consolidated Natural Gas Co. .......................       1,400        71,400
  Dominion Resources, Inc. ...........................       1,500        60,375
  Entergy Corp. ......................................       3,300        87,038
  Houston Industries, Inc. ...........................         400         9,300
  Idaho Power Co. ....................................         600        18,525
  Teco Energy, Inc. ..................................         300         7,313
  Texas Utilities Co. ................................       1,100        44,413
                                                                       ---------
                                                                         374,352
                                                                       ---------
                      TOTAL COMMON STOCKS
                         (Cost $4,419,823)                  (98.20%)   5,145,508
                                                            ------     ---------

                                              INTEREST     PAR VALUE
                                                RATE    (000'S OMITTED)
                                                ----    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.97%)
  Investment in a joint repurchase agreement
    transaction with Toronto Dominion Securities -
    Dated 2-28-97, Due 3-3-97
    (secured by U.S. Treasury Notes,
    4.75% thru 8.25%, due 11-15-97
    thru 11-15-05) - Note A ...............    5.39%          $103       103,000
                                                                      ----------
Corporate Savings Account (0.01%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.75%. ...................                                  582
                                                                      ----------
                    TOTAL SHORT-TERM INVESTMENTS    (1.98%)              103,582
                                                  -------             ----------
                    TOTAL INVESTMENTS             (100.18%)           $5,249,090
                                                  =======             ==========

* Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Value Fund ("Independence Value Fund") , John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II"), John Hancock Independence Growth Fund ("Independence Growth Fund") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund"), (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Active Bond Fund, John Hancock Global Bond Fund, John Hancock Fundamental Value Fund, John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Equity Fund and John Hancock International Equity Fund. The other seven series of the Trust are reported in separate financial statements. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Growth Fund, Independence Medium Capitalization Fund and Independence Value Fund is to seek above-average total return. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

     Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policies are to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

DEFERRED ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

     In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues, and expenses of the Funds. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

            FUND                        RATE
            ----                        ----

Independence           .70% of average daily net assets up to $500 million
 Balanced Fund         .65% of such assets in excess of $500 million

Independence           .80% of average daily net assets up to $500 million
 Value Fund            .75% of such assets in excess of $500 million

Independence           .50% of average daily net assets
 Diversified Core
 Equity Fund II

Independence           .80% of average daily net assets up to $500 million
 Growth Fund           .75% of such assets in excess of $500 million

Independence Medium    .80% of average daily net assets up to $500 million
 Capitalization Fund   .75% of such assets in excess of $500 million

     The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of the subadviser. The adviser has a sub-investment management contract with Independence Investment Associates, Inc. (the "Subadviser"), under which the Subadviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment

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                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

Independence           60% of the advisory fee payable on the Fund's
 Balanced Fund         average daily net assets

Independence           55% of the advisory fee payable on the Fund's
 Value Fund            average daily net assets

Independence           80% of the advisory fee payable on the Fund's
 Diversified           average daily net assets
 Core Equity Fund II

Independence           55% of the advisory fee payable on the Fund's
 Growth Fund           average daily net assets

Independence           55% of the advisory fee payable on the Fund's
 Medium                average daily net assets
 Capitalization Fund

     Effective July 1, 1995, the Subadviser has waived its fees until further notice on Independence Balanced Fund, Independence Value Fund, Independence Growth Fund, and Independence Medium Capitalization Fund.

     The Adviser has agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.95% of Independence Value Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets, 0.95% of Independence Growth Fund's average daily net assets, and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the period ended February 28, 1997, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $57,912 for Independence Balanced Fund, $50,898 for Independence Value Fund, none for Independence Diversified Core Equity Fund II, $46,803 for Independence Growth Fund, and $74,463 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

     The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1997, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

     The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company. The Funds pay Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus out-of-pocket expenses incurred by Signature Services on behalf of the Funds for proxy mailings.

     The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of 0.01875% of the average net assets of the Funds.

     Edward J. Boudreau, Jr., Richard S. Scipione, and Anne C. Hodsdon are directors and officers of the Adviser, and/or its affiliates as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment has no impact on the operations of the Funds except for Independence Diversified Core Equity Fund II for which the investment had unrealized appreciation of $10.

================================================================================
                          NOTES TO FINANCIAL STATEMENTS

                John Hancock Funds - Institutional Series Trust

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended February 28, 1997 were as follows:

                                          PURCHASES      PROCEEDS
                                          ---------      --------

Independence Balanced Fund
  U.S. Government Securities ........   $  9,657,143   $  7,816,328
  Other Investments .................      8,460,406      3,467,233
Independence Value Fund .............      1,077,881        616,829
Independence Diversified Core
  Equity Fund II ....................    284,366,380    203,468,070
Independence Growth Fund ............      1,119,527        972,974
Independence Medium
 Capitalization Fund ................      3,956,120      3,308,814

     At February 28, 1997, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                  NET UNREALIZED
                   AGGREGATE  GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/
                       COST      APPRECIATION      DEPRECIATION     DEPRECIATION
                       ----      ------------      ------------     ------------

Independence
  Balanced
  Fund .........  $ 12,433,709  $   842,472      $  (166,095)        $   676,377
Independence
  Value Fund ...     1,160,220      187,443          (19,869)            167,574
Independence
  Diversified
  Core Equity
  Fund II ......   272,935,761   57,135,826       (3,671,312)         53,464,514
Independence
  Growth
  Fund .........       753,381      146,975          (11,436)            135,539
Independence
  Medium
  Capitalization
  Fund .........     4,522,823      819,334          (93,649)            725,685

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 1997, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in the computation of distributable income under federal tax rules versus generally accepted accounting principle. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                            CAPTIAL     UNDISTRIBUTED         ACCUMULATED NET
                            PAID-IN  NET INVESTMENT INCOME  REALIZED GAIN (LOSS)
                            -------  ---------------------  --------------------

Independence
  Balanced Fund ........     $(688)         $688                   $--
Independence
  Value Fund ...........      (412)          412                    --
Independence
  Diversified Core
  Equity Fund II .......      (576)          540                    36
Independence
  Growth Fund ..........      (412)          412                    --
Independence
  Medium
  Capitalization
  Fund .................      (412)          412                    --

================================================================================

                John Hancock Funds - Institutional Series Trust

REPORT OF ARTHUR ANDERSEN LLP,
INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (the Trust) comprising the Independence Balanced Fund, Independence Value Fund, Independence Diversified Core Equity Fund II, Independence Growth Fund, and Independence Medium Capitalization Fund, as of February 28, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the John Hancock Institutional Series Trust at February 28, 1997, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


Arthur Andersen LLP
Boston, Massachusetts
April 4, 1997

TAX INFORMATION (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distribution of the Funds for the fiscal year ended February 28, 1997.

     The Funds' designated distributions to shareholders of long-term capital gain dividends are as follows: Independence Balanced Fund $3,183, Independence Value Fund $5,748, Independence Diversified Core Equity Fund II $1,750,766, Independence Growth Fund $2,027, Independence Medium Capitalization Fund $2,271. Shareholders were mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

     With respect to the Funds' ordinary taxable income for the fiscal year ended February 28, 1997, the qualifying corporate dividends received deduction percentages are as follows:

Independence Balanced Fund                                 17.10%
Independence Value Fund                                    45.85
Independence Diversified Core Equity Fund II               31.10
Independence Growth Fund                                   11.68
Independence Medium Capitalization Fund                    39.48

================================================================================

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box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

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       A Global Investment Management Firm                              PAID
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101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                       Permit No. 75
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INTERNET: www.jhancock.com/funds

--------------------------------------------------------------------------------

     This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                      KI00A 2/97
                                                                            4/97